================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



                Date of report (Date of earliest event reported):
                                 March 19, 2003


              Credit Suisse First Boston Mortgage Securities Corp.

             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                            333-97955                   13-3320910
--------------------------------------------------------------------------------
(State or Other Jurisdiction       (Commission                 (IRS Employer
of Incorporation)                   File Number)             Identification No.)

 11 Madison Avenue, New York, New York                              10010
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code  (212) 325-2000
                                                    --------------


          (Former Name or Former Address, if Changed Since Last Report)


--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                          (Zip Code)

================================================================================

Item 5.  Other Events.

Attached hereto as Exhibit 99.1 are the "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) prepared and provided to the Registrant by Credit Suisse First Boston LLC that are required to be filed pursuant to such letter.

Item 7.  Financial Statements and Exhibits.

(a)  Financial statements of businesses acquired:


     Not applicable.

(b)  Pro forma financial information:

     Not applicable.

(c)  Exhibits:

Exhibit No.   Description

99.1          (P) ABS Term Sheets prepared by Credit Suisse First Boston LLC.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   March 18, 2003


                                       CREDIT SUISSE FIRST BOSTON MORTGAGE
                                       SECURITIES CORP.


                                       By: /s/ Jeffrey Altabef
                                           -------------------------------------
                                           Name:  Jeffrey Altabef
                                           Title: Director

                                  EXHIBIT INDEX

The following exhibits are filed herewith:

Exhibit No.

99.1        (P) ABS Term Sheets prepared by Credit Suisse First Boston LLC.

                                  EXHIBIT 99.1

           ABS Term Sheets prepared by Credit Suisse First Boston LLC.

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------


                                 CMBS NEW ISSUE
                                  CSFB 2003-CK2
                       COLLATERAL & STRUCTURAL TERM SHEET
                                  $859,764,000
                                  (APPROXIMATE)



              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2003-CK2





                           [COLUMN FINANCIAL LOGO(TM)]
                      a CREDIT SUISSE FIRST BOSTON company


                                [KEYBANK LOGO(R)]
                                     KeyBank


CREDIT SUISSE FIRST BOSTON LLC

                              GOLDMAN, SACHS & CO.

                                                       MCDONALD INVESTMENTS INC.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------


[THIS PAGE IS A PLACEHOLDER AND WILL BE REMOVED PRIOR TO PRINTING.]


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

I.  TRANSACTION OFFERING

-----------------------------------------------------------------------------------------------------------------------------------
                             INITIAL    APPROXIMATE
                            PRINCIPAL   % OF TOTAL              INITIAL    ASSUMED
                            BALANCE OR    INITIAL   APPROXIMATE  PASS-     WEIGHTED    EXPECTED  EXPECTED
             EXPECTED        NOTIONAL    PRINCIPAL    CREDIT    THROUGH  AVERAGE LIFE  MATURITY  PRINCIPAL    LEGAL
   CLASS    RATINGS (1)      AMOUNT     BALANCE(2)  SUPPORT(2)  RATE (3)  (YEARS)(4)      (4)    WINDOW (4)   STATUS    ERISA (5)
   -----    -----------      -------    ----------- ----------- --------  ----------   --------  -----------  ------    --------
Offered Certificates:
   A-1       Aaa/AAA      $60,000,000     6.07%      21.75%        %         2.6        12/07    5/03-12/07     Public      Yes
   A-2       Aaa/AAA      $240,000,000   24.29%      21.75%        %         5.1        11/09    12/07-11/09    Public      Yes
   A-3       Aaa/AAA      $109,000,000   11.03%      21.75%        %         8.8        10/12    11/09-10/12    Public      Yes
   A-4       Aaa/AAA      $364,293,000   36.86%      21.75%        %         9.7        1/13     10/12-1/13     Public      Yes
    B        Aa2/AA       $32,118,000     3.25%      18.50%        %         9.8        1/13      1/13-1/13     Public      Yes
    C        Aa3/AA-      $12,353,000     1.25%      17.25%        %         9.8        1/13      1/13-1/13     Public      Yes
    D         A2/A        $29,647,000     3.00%      14.25%        %         9.8        2/13      1/13-2/13     Public      Yes
    E         A3/A-       $12,353,000     1.25%      13.00%        %         9.8        2/13      2/13-2/13     Public      Yes
Non-Offered Certificates: (6)
    F       Baa1/BBB+     $12,353,000     1.25%      11.75%        %         9.8        2/13      2/13-2/13  Private-144A   Yes
    G       Baa2/BBB      $19,764,000     2.00%       9.75%        %         9.9        3/13      2/13-3/13  Private-144A   Yes
    H       Baa3/BBB-     $14,824,000     1.50%       8.25%        %         9.9        3/13      3/13-3/13  Private-144A   Yes
    J        Ba1/BB+      $17,294,000     1.75%       6.50%        %         9.9        3/13      3/13-3/13  Private-144A   No
    K        Ba2/BB       $17,294,000     1.75%       4.75%        %         9.9        3/13      3/13-3/13  Private-144A   No
    L        Ba3/BB-       $4,941,000     0.50%       4.25%        %         9.9        3/13      3/13-3/13  Private-144A   No
    M         NR/B+       $13,589,000     1.38%       2.88%        %         9.9        3/13      3/13-3/13  Private-144A   No
    N         B2/B         $6,176,000     0.62%       2.25%        %         9.9        3/13      3/13-3/13  Private-144A   No
    O         B3/B-        $4,941,000     0.50%       1.75%        %         9.9        3/13      3/13-3/13  Private-144A   No
    P         NR/NR       $17,294,824     1.75%       0.00%        %        10.0        1/14      3/13-1/14  Private-144A   No
   GLC      Baa3/BBB+    $3,612,273(7)     N/A         N/A         %         9.2        3/13      5/03-3/13  Private-144A   No
  RCKB        NR/NR      $15,000,000(8)    N/A         N/A         %         4.9        4/08      5/04-4/08  Private-144A   No
   A-X       Aaa/AAA    $988,234,824(9)    N/A         N/A         %         8.1        1/14       N/A-N/A   Private-144A   Yes
  A-SP       Aaa/AAA    $882,387,000(9)    N/A         N/A         %         5.4        4/10       N/A-N/A   Private-144A   Yes
-----------------------------------------------------------------------------------------------------------------------------------

(1) These classes are expected to be rated by Moody's Investors Service, Inc. and Fitch, Inc.

(2) The approximate percentage of total initial principal balance and the approximate credit support for any class shown in the above table does not take into account the total principal balance of the class GLC and RCKB certificates or the portion of the mortgage pool represented by the class GLC and RCKB certificates.

(3) Classes _, _ and _ will be fixed rate. Classes_, _ and _ will be fixed subject to net WAC of the Pool. Classes _ and _ will be equal to the net WAC of the Pool.

(4) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the prospectus supplement) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the prospectus supplement. Assumed weighted average life expressed in years.

(5) Expected to be eligible for Credit Suisse First Boston LLC's individual prohibited transaction exemption under ERISA.

(6)  Not offered by the prospectus supplement or this term sheet.

(7) The class GLC certificates will represent an interest solely in a junior portion of the mortgage loan that is secured by a lien on the mortgaged real property identified in the prospectus supplement and this term sheet as Great Lakes Crossing.

(8) The class RCKB certificates will represent an interest solely in a junior portion of the mortgage loan that is secured by a lien on the mortgaged real property identified in the prospectus supplement and this term sheet as Ritz-Carlton Key Biscayne.

(9)  Notional Amount.


MORTGAGE LOAN SELLER PROFILE:

Column Financial, Inc., "Column", will be selling 84* mortgage loans, representing 82.65% of the initial mortgage pool balance to the trust. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse Group. Column has originated more than 5,000 commercial and multifamily mortgage loans, totaling approximately $29 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 18 production offices located throughout the U.S. and Canada.

KeyBank National Association, "KeyBank", will be selling 17 mortgage loans, representing 17.35% of the initial net mortgage pool balance to the trust. KeyBank, a wholly owned subsidiary of KeyCorp, is a national banking association. KeyBank, headquartered in Cleveland, Ohio, provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of December 31, 2002, KeyBank had total assets of approximately $ 75.3 billion, total liabilities (including minority interests in consolidated subsidiaries) of approximately $70.4 million and approximately $
4.9 billion in stockholders' equity. As of December 31, 2002, Key Commercial Real Estate, a division of KeyBank, had total assets of approximately $8.7 billion, comprised of construction and interim loans, CMBS investments, and conduit and other fixed rate permanent loans. Key Commercial Mortgage, a division of Key Commercial Real Estate, originated approximately $1.8 billion in commercial mortgage loans in 2002 and has a current servicing portfolio of $19.8 billion.

*Column acquired 28 of these loans from KeyBank in December 2002.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

..  COLLATERAL OVERVIEW (1)

o    MORTGAGE LOAN POOL

       Initial Net Mortgage Pool Balance:                      $988,234,824

       Average Cut-off Date Principal Balance:                 $9,784,503


       Loans / Properties:                                     101 / 125

       Largest Loan:                                           8.83%

       Five Largest Loans / Group of Loans:                    30.53%

       Ten Largest Loans / Group of Loans:                     45.65%

o    PROPERTY TYPE CONCENTRATIONS

       Office:                                                 40.0%

       Retail:                                                 36.0% (Anchored 34.8%; Unanchored 1.2%)

       Multifamily (2):                                        10.1%

       Hotel:                                                  6.6%

       Industrial:                                             3.5%

       Mixed Use:                                              2.9%

       Self Storage:                                           1.0%

o    GEOGRAPHIC DISTRIBUTION

       California (3):                                         21.8% (Southern 17.7% / Northern 4.1%)

       Michigan:                                               14.2%

       Virginia:                                               13.0%

       Florida:                                                9.0%

       Georgia:                                                5.9%

       New Jersey:                                             4.3%

       Texas:                                                  4.1%

       Other:                                                  24 other states and District of Columbia,
                                                               which comprise less than 4.1% individually

o    CREDIT STATISTICS

       Wtd. Avg. Underwritten DSCR:                            1.57x

       Wtd. Avg. Cut-off Date LTV Ratio:                       69.9%

       Wtd. Avg. Balloon/ARD LTV Ratio:                        60.3%

     (1) All information provided based on a Cut-off Date in April 2003 unless otherwise noted.

     (2) Includes Manufactured Housing properties, which comprise 0.91% of the initial net mortgage pool balance.

     (3) "Southern California" consists of mortgaged real properties in California zip codes less than or equal to 93600. "Northern California" consists of mortgaged real properties in zip codes greater than 93600.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

II. COLLATERAL OVERVIEW (CONTINUED)

     o    LOANS WITH RESERVE REQUIREMENTS

       Tax escrows:                                              88.3%

       Insurance escrows:                                        78.6%

       Cap. Ex escrows (1):                                      91.3%

       TI/LC escrows (1) (2):                                    78.9%

     o    MORTGAGE LOAN POOL CHARACTERISTICS

       Gross WAC:                                                6.117%

       Wtd. Avg. Remaining Term (3):                             104 Months

       Wtd. Avg. Seasoning:                                      6 Months

       Call Protection:                                          All of the mortgage loans provide for a prepayment
                                                                 lockout period ("Lockout"), a defeasance period
                                                                 ("Defeasance"), a Yield Maintenance Premium period
                                                                 ("YMP"), or a combination thereof.

       Lockout/Defeasance:                                       96.30%

       Ownership Interest:                                       97.86% (Fee); 0.44% (Leasehold); 1.70% (Fee/Leasehold (4))

       Delinquency:                                              None of the mortgage loans will be 30 days or more
                                                                 delinquent with respect to any monthly debt service
                                                                 payment as of the March 2003 due date or at any time
                                                                 during the 12-month period preceding that date.

     (1)  Includes loans with provisions for upfront and/or collected reserves.

     (2) TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties.

     (3) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.

     (4) Fee/Leasehold refers to loans that are secured by collateral in which the related borrower owns a fee interest and separate collateral in which the related borrower owns a leasehold interest.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------
III.  TRANSACTION OVERVIEW

OFFERED CERTIFICATES:         Classes A-1, A-2, A-3, A-4, B, C, D and E

PASS-THROUGH STRUCTURE:       Senior/Subordinate, Sequential Pay Pass-Through
                              Certificates

MORTGAGE LOAN SELLERS:        Column Financial, Inc. and KeyBank National
                              Association

LEAD MANAGER:                 Credit Suisse First Boston LLC

BOOKRUNNER:                   Credit Suisse First Boston LLC

CO-MANAGERS:                  Goldman, Sachs & Co. and McDonald Investments Inc.

RATING AGENCIES:              Moody's Investors Service, Inc. and Fitch, Inc.

MASTER SERVICER:              KeyCorp Real Estate Capital Markets, Inc. d/b/a
                              Key Bank Real Estate Capital

SPECIAL SERVICER:             KeyCorp Real Estate Capital Markets, Inc. d/b/a
                              Key Bank Real Estate Capital

TRUSTEE:                      Wells Fargo Bank Minnesota, N.A.

CUT-OFF DATE:                 April 2003

SETTLEMENT DATE:              On or about April 14, 2003

DISTRIBUTION DATE:            The fourth business day following the
                              Determination Date in that month, beginning May
                              2003

DETERMINATION DATE:           The eleventh calendar day of the month, or, if the
                              eleventh calendar day is not a business day, the
                              next succeeding business day, beginning in May
                              2003

MINIMUM DENOMINATIONS:        $10,000 for all offered certificates and in
                              additional multiples of $1

SETTLEMENT TERMS:             DTC, Euroclear and Clearstream, same day funds,
                              with accrued interest

SMMEA: It is expected that Classes A-1, A-2, A-3, A-4, B and C certificates will be SMMEA eligible

ERISA: Classes A-1, A-2, A-3, A-4, B, C, D and E are expected to be eligible for the Lead Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility

TAX TREATMENT:                REMIC

ANALYTICS:                    Cashflows are expected to be available through
                              Bloomberg, the Trepp Group, Intex Solutions and
                              Standard & Poor's Conquest

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

IV.  STRUCTURE DESCRIPTION

                               [GRAPHIC OMITTED]

                                        Administrative Fee
-------------------------------------------------------------------------------------------------
                                              Private
                                                A-X
                                              Aaa/AAA
-------------------------------------------------------------------------------------------------
                                           Private A-SP
                                              Aaa/AAA
-------------------------------------------------------------------------------------------------
 Public   Public    Public    Public    Public    Public    Public    Public   Private   Private
 ------   ------    ------    ------    ------    ------    ------    ------   -------   -------
 Class    Class     Class     Class     Class     Class     Class     Class     Class     Class
  A-1      A-2       A-3       A-4        B         C         D         E         F         G
 ------   ------    ------    ------    ------    ------    ------    ------   -------   -------
Aaa/AAA  Aaa/AAA   Aaa/AAA   Aaa/AAA    Aa2/AA   Aa3/AA-     A2/A      A3/A-  Baa1/BBB+  Baa2/BBB

                               Administrative Fee
--------------------------------------------------------------------------------
                                               Private
                                                 A-X
                                               Aaa/AAA
--------------------------------------------------------------------------------
Private   Private   Private   Private    Private   Private   Private   Private
-------   -------   -------   -------    -------   -------   -------   -------
 Class     Class     Class     Class      Class     Class     Class     Class
   H         J         K         L          M         N         O         P
-------   -------   -------   -------    -------   -------   -------   -------
Baa3/BBB- Ba1/BB+   Ba2/BB+   Ba3/BB-     NR/B+     B2/B      B3/B-     NR/NR

o The P&I certificates will be paid principal sequentially beginning with Class A-1.

o The Class A-X and Class A-SP Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-3, A-4, B, C, D, E, F, G, H, J, K, L, M, N, O, and P Certificates. The Preliminary Prospectus Supplement describes the notional amounts on which Classes A-X and A-SP respectively accrue interest.

o The Class A-X and Class A-SP Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for the Class A-1, A-2, A-3, A-4, B, C, D, E, F, G, H, J, K, L, M, N, O, and P Certificates. The Preliminary Prospectus Supplement describes the pass-through rates at which Classes A-X and A-SP respectively accrue interest.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

V.  YIELD MAINTENANCE PREPAYMENT CHARGE

YIELD MAINTENANCE
CHARGES: Yield Maintenance Charges will be distributed on each Distribution Date as follows: A portion (based on the product of the Base Interest Fraction and the Principal Entitlement Fraction as described below) will be delivered to each of the following Classes: A-1, A-2, A-3, A-4, B, C, D, E, F, G and H (the "Yield Maintenance Classes"). The remainder will be distributed to Class A-X.

                              With respect to each Yield Maintenance Class, the "Base Interest Fraction" is a fraction, not greater than one or less than zero, having:

                              o A numerator equal to the excess, if any, of the pass-through rate on such Class over the discount rate generally used in calculating the yield maintenance charge, and

                              o A denominator equal to the excess, if any, of the mortgage rate of the prepaid loan over the discount rate generally used in calculating the yield maintenance charge.

                              With respect to each Yield Maintenance Class, the "Principal Entitlement Fraction" is a fraction having:

                              o A numerator equal to the total principal distributable on such Yield Maintenance Class on the subject Distribution Date, and

                              o A denominator equal to the total principal distributable on all the certificates, public and private (exclusive of Class GLC & Class
                                   RCKB), on the subject Distribution Date.

YIELD MAINTENANCE CHARGE
EXAMPLE: The following is an example of the Yield Maintenance Charge allocation based on the following assumptions:

                              o    Class receiving principal payment is A-1

                              o    Mortgage Rate: 8.00%

                              o    The Discount Rate at time of prepayment:
                                   5.75%

                              o    The Class A-1 Pass-Through Rate is equal to
                                   7.00%

                                                CLASS A-1        CLASS A-X
METHOD                                          CERTIFICATES     CERTIFICATES
----------------------------------------------- ---------------- ----------------------------------------------
(Class A-1 Pass Through Rate - Discount Rate)   (7.00%-5.75%)    (100.00%-Class A-1 Certificate Percentage)
---------------------------------------------   -------------
(Mortgage Rate-Discount Rate)                   (8.00%-5.75%)

Yield Maintenance Charge Allocation             55.56%           44.44%


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

VI. ADDITIONAL DEAL FEATURES

    PREPAYMENT INTEREST SHORTFALLS:  Any Prepayment Interest Shortfalls that are not offset by the compensating payments by the applicable Master Servicer to be made in limited circumstances will be allocated pro-rata to each interest-bearing Class of Certificates in proportion to the amount of interest accrued on such Class for such distribution date.

   PRINCIPAL & INTEREST ADVANCES:    The applicable Master Servicer will
                                     generally be required to advance delinquent scheduled payments of principal and interest on the mortgage loans (excluding any balloon payments, default interest or excess interest) and other required amounts through liquidation, subject to a recoverability standard. The applicable
                                     Master Servicer will be required to make advances for those balloon loans that become defaulted after their maturity dates, on the same amortization schedule as if the maturity date had not occurred. In the event that the applicable Master
                                     Servicer fails to make a required advance of delinquent scheduled payments of principal and interest, the Trustee will be obligated to make the advance.

   OPTIONAL TERMINATION:             On any Distribution Date on which the
                                     mortgage pool balance, net of outstanding advances of principal, is less than 1% of the Initial Mortgage Pool Balance, the trust fund may be terminated and the certificates retired at the option, in turn, of: any single holder or group of holders of a majority of the controlling class (as described in Prospectus
                                     Supplement); and/or a master servicer or special servicer.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                       MORTGAGED REAL PROPERTIES BY STATE

                               [GRAPHIC OMITTED]

                                                                                  WEIGHTED
                               NUMBER OF                        PERCENTAGE OF      AVERAGE                          WEIGHTED
                               MORTGAGED      CUT-OFF DATE       INITIAL NET      MORTGAGE         WEIGHTED         AVERAGE
                                 REAL          PRINCIPAL        MORTGAGE POOL     INTEREST          AVERAGE       CUT-OFF DATE
STATE                         PROPERTIES      BALANCE (1)          BALANCE          RATE           U/W DSCR       LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------------
California                       18          $ 215,043,221          21.76%         6.052%            1.47x           74.0%
     Southern California (2)     12            174,644,901          17.67%         6.007%            1.46            75.0%
     Northern California (2)      6             40,398,320           4.09%         6.249%            1.53            69.8%
Michigan                         19            139,929,561          14.16%         5.629%            1.95            66.8%
Virginia                          6            128,462,584          13.00%         6.493%            1.71            65.4%
Florida                           6             88,977,872           9.00%         6.274%            1.61            51.9%
Georgia                           9             58,607,985           5.93%         6.217%            1.46            71.9%
New Jersey                        2             42,033,947           4.25%         6.031%            1.29            78.5%
Texas                             7             40,689,400           4.12%         6.324%            1.45            74.3%
Nebraska                          6             40,348,801           4.08%         6.140%            1.43            73.0%
North Carolina                    6             32,632,294           3.30%         6.236%            1.46            77.4%
Maryland                          2             29,972,264           3.03%         5.847%            1.41            75.0%
Arizona                           5             24,103,253           2.44%         6.191%            1.43            73.1%
Ohio                              3             19,003,183           1.92%         6.025%            1.49            77.1%
Indiana                           6             16,041,228           1.62%         6.376%            1.44            74.4%
Hawaii                            1             13,004,676           1.32%         6.390%            1.32            68.8%
New Hampshire                     2             12,722,506           1.29%         5.970%            1.51            73.9%
Massachusetts                     4             11,896,186           1.20%         6.081%            1.48            75.9%
Alabama                           1              9,015,649           0.91%         6.060%            1.44            79.1%
New York                          2              8,494,211           0.86%         6.146%            1.56            72.0%
Nevada                            2              7,079,780           0.72%         6.302%            1.33            71.7%
Illinois                          2              6,957,488           0.70%         6.241%            1.48            73.3%
Pennsylvania                      1              6,471,372           0.65%         5.920%            1.61            71.9%
Wisconsin                         1              5,230,844           0.53%         6.250%            1.40            73.5%
Connecticut                       2              5,223,775           0.53%         6.636%            1.50            68.7%
Washington                        3              4,790,946           0.48%         6.373%            1.51            75.9%
Tennessee                         2              4,441,814           0.45%         6.350%            1.52            67.1%
District of Columbia              1              3,489,772           0.35%         6.140%            1.42            71.2%
Mississippi                       1              2,929,272           0.30%         6.250%            1.34            79.2%
Kentucky                          1              2,727,982           0.28%         6.500%            1.53            69.9%
Oregon                            1              2,316,139           0.23%         6.040%            1.24            75.9%
Colorado                          1              2,012,827           0.20%         5.990%            2.87            36.6%
Missouri                          1              1,993,835           0.20%         5.860%            1.63            67.1%
South Dakota                      1              1,590,159           0.16%         6.500%            1.28            67.7%
                             ---------------------------------------------------------------------------------------------------
                                125          $ 988,234,824         100.00%         6.117%            1.57x           69.9%
                             ===================================================================================================

(1) ASSUMES A CUT-OFF DATE IN APRIL 2003.

(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED PROPERTIES IN CALIFORNIA ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES IN CALIFORNIA ZIP CODES GREATER THAN 93600.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                               [GRAPHIC OMITTED]

                                                                         WEIGHTED
                           NUMBER OF                     PERCENTAGE OF   AVERAGE                    WEIGHTED
                           MORTGAGED       CUT-OFF DATE   INITIAL NET    MORTGAGE     WEIGHTED      AVERAGE
                             REAL           PRINCIPAL    MORTGAGE POOL   INTEREST     AVERAGE    CUT-OFF DATE
PROPERTY TYPE             PROPERTIES        BALANCE (1)     BALANCE        RATE       U/W DSCR   LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------
Office                        46           $ 395,241,290     39.99%       6.074%        1.52x        73.1%
Retail                        40             355,560,915     35.98%       6.136%        1.67         69.3%
Multifamily                   23              99,773,889     10.10%       5.951%        1.42         76.3%
Hotel                          1              65,000,000      6.58%       6.360%        1.64         43.8%
Industrial                     7              34,857,960      3.53%       6.233%        1.46         70.3%
Mixed Use                      5              28,356,964      2.87%       6.337%        1.46         69.3%
Self Storage                   3               9,443,805      0.96%       6.224%        1.44         71.5%
                          -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      125           $ 988,234,824    100.00%       6.117%        1.57X        69.9%
                          =====================================================================================

(1) ASSUMES A CUT-OFF DATE IN APRIL 2003.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------


                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                        WEIGHTED
                           NUMBER OF                     PERCENTAGE OF   AVERAGE                  WEIGHTED
                           MORTGAGED     CUT-OFF DATE     INITIAL NET   MORTGAGE     WEIGHTED     AVERAGE
PROPERTY TYPE/               REAL          PRINCIPAL     MORTGAGE POOL  INTEREST      AVERAGE  CUT-OFF DATE
PROPERTY SUB-TYPE         PROPERTIES      BALANCE (1)       BALANCE       RATE       U/W DSCR  LTV RATIO (1)
------------------------------------------------------------------------------------------------------------
RETAIL

Anchored (2)                  36          $ 343,559,911       34.77%      6.120%       1.68x        69.4%
Unanchored                     4             12,001,004        1.21%      6.591%       1.63         65.2%
                       -------------------------------------------------------------------------------------
Total/Weighted Average:       40          $ 355,560,915       35.98%      6.136%       1.67x        69.3%
                       =====================================================================================

MULTIFAMILY

Conventional                  20          $  90,757,626        9.18%      5.985%       1.42x        76.4%
Manufactured Housing           3              9,016,263        0.91%      5.608%       1.42         74.7%
                       -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       23          $  99,773,889       10.10%      5.951%       1.42x        76.3%
                       =====================================================================================

(1) ASSUMES A CUT-OFF DATE IN APRIL 2003.

(2) INCLUDES SHADOW ANCHORED PROPERTIES.



            UNDERLYING MORTGAGE REAL PROPERTIES BY OWNERSHIP INTEREST

                                NUMBER OF                                          WEIGHTED
                               UNDERLYING                        PERCENTAGE OF      AVERAGE                      WEIGHTED
                                MORTGAGED      CUT-OFF DATE       INITIAL NET      MORTGAGE       WEIGHTED        AVERAGE
                                  REAL           PRINCIPAL       MORTGAGE POOL     INTEREST       AVERAGE      CUT-OFF DATE
OWNERSHIP INTEREST             PROPERTIES       BALANCE (1)         BALANCE          RATES        U/W DSCR     LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------
Fee                                122         $ 967,071,679         97.86%         6.119%          1.57x          69.7%
Fee/Leasehold                        2            16,776,352          1.70%         6.060%          1.39           78.3%
Leasehold                            1             4,386,793          0.44%         6.000%          1.58           74.4%
                            -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            125         $ 988,234,824         100.0%         6.117%          1.57X          69.9%
                            =================================================================================================

(1) ASSUMES A CUT-OFF DATE OF APRIL 2003.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                         CUT-OFF DATE PRINCIPAL BALANCES

                               [GRAPHIC OMITTED]

                                                                           WEIGHTED
                             NUMBER OF                      PERCENTAGE OF   AVERAGE                    WEIGHTED
                            UNDERLYING     CUT-OFF DATE      INITIAL NET   MORTGAGE      WEIGHTED      AVERAGE
  RANGE OF CUT-OFF DATE      MORTGAGE        PRINCIPAL      MORTGAGE POOL  INTEREST      AVERAGE     CUT-OFF DATE
   PRINCIPAL BALANCES          LOANS         BALANCE(1)        BALANCE       RATE        U/W DSCR    LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
  $498,213 -   2,000,000         12         $ 17,827,972          1.80%      6.421%        1.44x          70.7%
 2,000,001 -   3,000,000         19           46,216,934          4.68%      6.320%        1.49           70.0%
 3,000,001 -   4,000,000          8           27,140,889          2.75%      6.067%        1.43           74.4%
 4,000,001 -   5,000,000         14           62,509,856          6.33%      6.217%        1.47           74.3%
 5,000,001 -   6,000,000          9           49,880,018          5.05%      6.232%        1.42           74.9%
 6,000,001 -   8,000,000          9           59,976,382          6.07%      6.097%        1.50           75.1%
 8,000,001 -  10,000,000          4           34,879,525          3.53%      5.981%        1.57           70.8%
10,000,001 -  15,000,000          8           97,202,718          9.84%      6.233%        1.40           74.5%
15,000,001 -  25,000,000          8          141,462,043         14.31%      6.118%        1.42           74.3%
25,000,001 -  30,000,000          3           82,926,674          8.39%      6.207%        1.37           76.0%
30,000,001 -  40,000,000          2           66,541,819          6.73%      6.897%        1.46           64.2%
40,000,001 -  60,000,000          3          149,373,377         15.12%      5.915%        1.69           72.6%
60,000,001 - $87,296,617          2          152,296,617         15.41%      5.724%        2.03           52.7%
                         -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         101         $988,234,824        100.00%      6.117%        1.57x           69.9%
                         =========================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE(1):         $87,296,617
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE(1):         $   498,213
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE(1):         $ 9,784,503

(1)  ASSUMES A CUT-OFF DATE IN APRIL 2003.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                    UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

                               [GRAPHIC OMITTED]

                                                                                  WEIGHTED
                               NUMBER OF                         PERCENTAGE OF     AVERAGE                    WEIGHTED
                              UNDERLYING        CUT-OFF DATE      INITIAL NET     MORTGAGE     WEIGHTED        AVERAGE
        RANGE OF               MORTGAGE           PRINCIPAL      MORTGAGE POOL    INTEREST      AVERAGE     CUT-OFF DATE
        U/W DSCRS                LOANS           BALANCE (1)        BALANCE         RATE       U/W DSCR     LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------
      1.23x - 1.25                  5           $  48,722,385        4.93%         6.093%        1.23x          77.1%
      1.26  - 1.30                  6              70,252,828        7.11%         6.225%        1.28           77.5%
      1.31  - 1.35                 18              93,517,837        9.46%         6.271%        1.33           73.8%
      1.36  - 1.40                 17             121,033,252       12.25%         6.178%        1.38           76.0%
      1.41  - 1.45                 15             128,013,746       12.95%         6.095%        1.43           74.7%
      1.46  - 1.50                  6              50,121,048        5.07%         6.090%        1.49           74.2%
      1.51  - 1.55                 11              72,984,366        7.39%         6.159%        1.52           74.9%
      1.56  - 1.60                  4              21,134,752        2.14%         6.099%        1.58           70.5%
      1.61  - 1.65                  8             206,625,062       20.91%         6.411%        1.64           59.9%
      1.66  - 1.99                  9              86,520,104        8.76%         5.987%        1.85           68.0%
      2.00  - 2.87x                 2              89,309,444        9.04%         5.267%        2.33           58.9%
                            ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           101           $ 988,234,824      100.00%         6.117%        1.57x          69.9%
                            ==============================================================================================

MAXIMUM U/W DSCR:                2.87X
MINIMUM U/W DSCR:                1.23X
WTD. AVG. U/W DSCR:              1.57X

(1) ASSUMES A CUT-OFF DATE IN APRIL 2003.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                      CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                               [GRAPHIC OMITTED]

                                                                                  WEIGHTED
                                NUMBER OF                        PERCENTAGE OF     AVERAGE                    WEIGHTED
                               UNDERLYING       CUT-OFF DATE      INITIAL NET     MORTGAGE     WEIGHTED        AVERAGE
   RANGE OF CUT-OFF DATE        MORTGAGE          PRINCIPAL      MORTGAGE POOL    INTEREST      AVERAGE     CUT-OFF DATE
 LOAN-TO-VALUE RATIOS (1)         LOANS          BALANCE (1)        BALANCE         RATE       U/W DSCR     LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------
      36.6% - 55.0%                 3           $ 102,691,598         10.39%        6.839%        1.66x        46.5%
      55.1% - 65.0%                 8             115,428,106         11.68%        5.514%        2.15         60.2%
      65.1% - 70.0%                18             181,332,798         18.35%        6.150%        1.62         68.3%
      70.1% - 72.5%                12              66,521,303          6.73%        6.016%        1.47         71.8%
      72.6% - 74.5%                13              98,420,766          9.96%        6.080%        1.46         73.4%
      74.6% - 75.5%                 9              58,714,570          5.94%        6.376%        1.39         75.0%
      75.6% - 77.5%                12             125,436,526         12.69%        6.099%        1.51         76.3%
      77.6% - 79.8%                26             239,689,157         24.25%        6.063%        1.35         79.1%
                            ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           101           $ 988,234,824        100.00%        6.117%        1.57X        69.9%
                            ==============================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):                             79.8%
MINIMUM CUT-OFF DATE LTV RATIO (1):                             36.6%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):                           69.9%

(1) ASSUMES A CUT-OFF DATE IN APRIL 2003.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                             MORTGAGE INTEREST RATES

                                                                           WEIGHTED
                             NUMBER OF                      PERCENTAGE OF   AVERAGE                    WEIGHTED
                            UNDERLYING     CUT-OFF DATE      INITIAL NET   MORTGAGE      WEIGHTED      AVERAGE
       RANGE OF              MORTGAGE        PRINCIPAL      MORTGAGE POOL  INTEREST      AVERAGE     CUT-OFF DATE
MORTGAGE INTEREST RATES        LOANS         BALANCE(1)        BALANCE       RATE        U/W DSCR    LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------
    5.250% - 5.700%             5          $ 119,191,396         12.06%       5.346%        2.10x        62.8%
    5.701% - 5.900%            11            228,482,011         23.12%       5.843%        1.55         75.6%
    5.901% - 6.000%            14            103,912,952         10.52%       5.974%        1.48         72.6%
    6.001% - 6.100%            15             68,666,265          6.95%       6.061%        1.47         75.5%
    6.101% - 6.200%             8             70,587,883          7.14%       6.153%        1.45         72.5%
    6.201% - 6.300%            14             92,016,196          9.31%       6.265%        1.47         74.3%
    6.301% - 6.400%             9            118,246,832         11.97%       6.356%        1.55         56.0%
    6.401% - 6.500%            11             61,022,221          6.17%       6.481%        1.47         73.1%
    6.501% - 6.700%             6             69,607,267          7.04%       6.590%        1.36         74.4%
    6.701% - 7.760%             8             56,501,802          5.72%       7.423%        1.52         59.4%
                        ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       101          $ 988,234,824        100.00%       6.117%        1.57X        69.9%
                        ==========================================================================================

MAXIMUM MORTGAGE INTEREST RATE:                         7.760%
MINIMUM MORTGAGE INTEREST RATE:                         5.250%
WTD. AVG. MORTGAGE INTEREST RATE:                       6.117%

(1) ASSUMES A CUT-OFF DATE IN APRIL 2003.

                 UNDERLYING MORTGAGE LOANS BY AMORTIZATION TYPE

                                                                                 WEIGHTED
                           NUMBER OF                         PERCENTAGE OF        AVERAGE                          WEIGHTED
                          UNDERLYING     CUT-OFF DATE         INITIAL NET        MORTGAGE         WEIGHTED          AVERAGE
                           MORTGAGE        PRINCIPAL         MORTGAGE POOL       INTEREST          AVERAGE       CUT-OFF DATE
LOAN TYPE                    LOANS        BALANCE (1)           BALANCE            RATE           U/W DSCR       LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------------
Balloon                       66         $ 520,319,975            52.65%           6.192%           1.45x            70.8%
ARD (2)                       35           467,914,849            47.35%           6.035%           1.70             68.9%
                             ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      101         $ 988,234,824           100.00%           6.117%           1.57x            69.9%
                             ===================================================================================================

(1) ASSUMES A CUT-OFF DATE IN APRIL 2003.

(2) INCLUDES CRESCENT AT CARLYLE AND THE CARL ZEISS BUILDING MORTGAGE LOANS, WHICH ARE ARD LOANS THAT PROVIDE INTEREST ONLY PAYMENTS UNTIL ARD.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------


                      ORIGINAL TERMS TO STATED MATURITY (1)

                                                                           WEIGHTED
                             NUMBER OF                      PERCENTAGE OF   AVERAGE                    WEIGHTED
         RANGE OF           UNDERLYING     CUT-OFF DATE      INITIAL NET   MORTGAGE      WEIGHTED      AVERAGE
      ORIGINAL TERMS         MORTGAGE        PRINCIPAL      MORTGAGE POOL  INTEREST      AVERAGE     CUT-OFF DATE
TO STATED MATURITY (MONTHS)    LOANS         BALANCE(2)        BALANCE       RATE        U/W DSCR    LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------
         60 -  84               13        $ 191,040,247         19.33%       6.096%        1.66x        61.2%
         85 - 120               87          795,200,742         80.47%       6.123%        1.55         72.0%
        121 - 132                1            1,993,835          0.20%       5.860%        1.63         67.1%
                         -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        101        $ 988,234,824        100.00%       6.117%        1.57X        69.9%
                         =========================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1)(2):          132
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1)(2):           60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS)(1)(2):         109

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2) ASSUMES A CUT-OFF DATE IN APRIL 2003.


                    REMAINING TERMS TO STATED MATURITY (1)(2)

                                                                                   WEIGHTED
                                     NUMBER OF                      PERCENTAGE OF   AVERAGE                    WEIGHTED
         RANGE OF                   UNDERLYING     CUT-OFF DATE      INITIAL NET   MORTGAGE      WEIGHTED      AVERAGE
     REMAINING TERMS                 MORTGAGE        PRINCIPAL      MORTGAGE POOL  INTEREST      AVERAGE     CUT-OFF DATE
TO STATED MATURITY (MONTHS)(1)(2)      LOANS         BALANCE(2)        BALANCE       RATE        U/W DSCR    LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------------
          55 -  84                       15         $228,731,845        23.15%       6.354%        1.67x         59.5%
          85 - 117                       73          562,090,307        56.88%       6.141%        1.44          74.8%
         118 - 129                       13          197,412,673        19.98%       5.774%        1.82          68.0%
                                  ----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 101         $988,234,824       100.00%       6.117%        1.57X         69.9%
                                  ========================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1) (2):            129
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1) (2):             55
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1) (2):          104

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE FOREGOING TABLE.

(2) ASSUMES A CUT-OFF DATE IN APRIL 2003.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                         ORIGINAL AMORTIZATION TERMS (1)

                                                                           WEIGHTED
                             NUMBER OF                      PERCENTAGE OF   AVERAGE                    WEIGHTED
       RANGE OF             UNDERLYING     CUT-OFF DATE      INITIAL NET   MORTGAGE      WEIGHTED      AVERAGE
ORIGINAL AMORTIZATION        MORTGAGE        PRINCIPAL      MORTGAGE POOL  INTEREST      AVERAGE     CUT-OFF DATE
   TERMS (MONTHS)              LOANS         BALANCE(2)        BALANCE       RATE        U/W DSCR    LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------
    Interest Only                2            $ 77,510,000       7.84%       5.956%        1.85x        68.6%
      240 - 260                  2              11,821,137       1.20%       6.509%        1.36         66.2%
      261 - 350                 25             188,319,433      19.06%       6.235%        1.48         64.2%
      351 - 360                 71             685,884,254      69.40%       6.089%        1.57         71.7%
                         -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        100            $963,534,824      97.50%       6.112%        1.57x        69.9%
                         =========================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (1) (3):           360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (1) (3):           240
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (1)(3):          346

(1) BAE SYSTEMS BUILDING IS INTEREST-ONLY FOR THE FIRST FIVE YEARS OF THE LOAN TERM AND AMORTIZES ON A FIXED SCHEDULE OF PRINCIPAL AND INTEREST THEREAFTER, WITH INTEREST BEING CALCULATED ON THE OUTSTANDING PRINCIPAL BALANCE EACH PERIOD AND PRINCIPAL PAID ACCORDING TO THE FOLLOWING AMORTIZATION SCHEDULE: PAYMENTS 1-60 INTEREST ONLY; PAYMENTS 61-72 $22,000; PAYMENTS 73-84 $32,000; PAYMENTS 73-84 $42,000; PAYMENTS 97-108 $52,000; PAYMENTS 109-120 $62,000

(2) ASSUMES A CUT-OFF DATE IN APRIL 2003.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.


                        REMAINING AMORTIZATION TERMS (1)

                                                                           WEIGHTED
                             NUMBER OF                      PERCENTAGE OF   AVERAGE                    WEIGHTED
         RANGE OF           UNDERLYING     CUT-OFF DATE      INITIAL NET   MORTGAGE      WEIGHTED      AVERAGE
  REMAINING AMORTIZATION     MORTGAGE        PRINCIPAL      MORTGAGE POOL  INTEREST      AVERAGE     CUT-OFF DATE
      TERMS (MONTHS)(2)        LOANS         BALANCE(2)        BALANCE       RATE        U/W DSCR    LTV RATIO (2)
------------------------------------------------------------------------------------------------------------------
      Interest Only               2           $  77,510,000       7.84%      5.956%         1.85x        68.6%
        237 - 290                 3              13,833,965       1.40%      6.433%         1.58         61.9%
        291 - 300                23             204,766,789      20.72%      6.491%         1.51         61.3%
        301   320                 1              11,512,325       1.16%      6.625%         1.23         75.2%
        321 - 350                 2               7,508,075       0.76%      6.347%         1.32         77.8%
        351 - 359                69             648,403,671      65.61%      5.992%         1.56         72.7%
                         -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         100           $ 963,534,824      97.50%      6.112%         1.57X        69.9%
                         =========================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (2)(3):      359
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (2)(3):      237
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (2)(3):    341

(1) BAE SYSTEMS BUILDING IS INTEREST-ONLY FOR THE FIRST FIVE YEARS OF THE LOAN TERM AND AMORTIZES ON A FIXED SCHEDULE OF PRINCIPAL AND INTEREST THEREAFTER, WITH INTEREST BEING CALCULATED ON THE OUTSTANDING PRINCIPAL BALANCE EACH PERIOD AND PRINCIPAL PAID ACCORDING TO THE FOLLOWING AMORTIZATION SCHEDULE: PAYMENTS 1-60 INTEREST ONLY; PAYMENTS 61-72 $22,000; PAYMENTS 73-84 $32,000; PAYMENTS 73-84 $42,000; PAYMENTS 97-108 $52,000; PAYMENTS 109-120 $62,000

(2) ASSUMES A CUT-OFF DATE IN APRIL 2003.

(3) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                        YEARS BUILT / YEARS RENOVATED (1)

                                                                                   WEIGHTED
                                     NUMBER OF                      PERCENTAGE OF   AVERAGE                   WEIGHTED
                                     MORTGAGED     CUT-OFF DATE      INITIAL NET   MORTGAGE     WEIGHTED       AVERAGE
        RANGE OF YEARS                 REAL          PRINCIPAL      MORTGAGE POOL  INTEREST      AVERAGE    CUT-OFF DATE
      BUILT/RENOVATED (1)           PROPERTIES      BALANCE(2)         BALANCE       RATE       U/W DSCR    LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------------
          1965 - 1970                    1          $   3,160,208        0.32%        5.550%       1.38x         74.0%
          1971 - 1980                    3              4,208,489        0.43%        6.288%       1.37          73.2%
          1981 - 1986                    9             26,859,337        2.72%        6.307%       1.54          70.3%
          1987 - 1990                   19            124,508,458       12.60%        6.263%       1.44          74.4%
          1991 - 1995                   10             47,137,472        4.77%        6.356%       1.37          74.1%
          1996 - 1999                   28            209,118,824       21.16%        5.851%       1.84          66.2%
          2000 - 2001                   33            312,958,010       31.67%        6.045%       1.51          68.9%
          2002 - 2003                   22            260,284,026       26.34%        6.290%       1.53          71.0%
                            ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                125          $ 988,234,824     100.00%         6.117%       1.57X         69.9%
                            ==============================================================================================

MOST RECENT YEAR BUILT/RENOVATED (1):  2003
OLDEST YEAR BUILT/RENOVATED (1):       1965
WTD. AVG. YEAR BUILT/RENOVATED (1):    1998

(1) YEAR BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT OR YEAR RENOVATED.

(2) ASSUMES A CUT-OFF DATE IN APRIL 2003.


                       OCCUPANCY RATES AT UNDERWRITING (1)

                                                                                   WEIGHTED
                                     NUMBER OF                      PERCENTAGE OF   AVERAGE                   WEIGHTED
                                     MORTGAGED     CUT-OFF DATE      INITIAL NET   MORTGAGE     WEIGHTED       AVERAGE
           RANGE OF                    REAL          PRINCIPAL      MORTGAGE POOL  INTEREST      AVERAGE     CUT-OFF DATE
    OCCUPANCY RATES AT U/W          PROPERTIES      BALANCE (2)        BALANCE       RATE       U/W DSCR     LTV RATIO (2)
--------------------------------------------------------------------------------------------------------------------------
          61% -  70%                      1        $   1,487,066        0.15%        6.580%       1.28x         78.9%
          71% -  80%                      5           12,920,105        1.31%        6.112%       1.37          76.6%
          81% -  85%                      6           85,266,506        8.63%        5.979%       1.57          74.8%
          86% -  90%                     11           86,111,825        8.71%        6.150%       1.48          71.7%
          91% -  93%                     17          212,774,332       21.53%        6.082%       1.80          64.0%
          94% -  95%                      5           14,796,709        1.50%        6.318%       1.44          73.6%
          96% -  97%                     14           97,044,228        9.82%        6.144%       1.41          77.8%
          98% - 100%                     65          412,834,054       41.77%        6.104%       1.50          73.4%
                            ----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 124        $ 923,234,824       93.42%        6.100%       1.56X         71.7%
                            ==============================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):     100%
MINIMUM OCCUPANCY RATE AT U/W (1):      61%
WTD. AVG. OCCUPANCY RATE AT U/W (1):    94%

(1) DOES NOT INCLUDE THE HOTEL PROPERTY.

(2) ASSUMES A CUT-OFF DATE IN APRIL 2003.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                   PREPAYMENT PROVISION AS OF CUT-OFF DATE (1)

                                                                      WEIGHTED       WEIGHTED
                                                                       AVERAGE        AVERAGE
                           NUMBER OF                  PERCENTAGE OF   REMAINING      REMAINING          WEIGHTED
        RANGE OF          UNDERLYING   CUT-OFF DATE    INITIAL NET     LOCKOUT        LOCKOUT           AVERAGE
   REMAINING TERMS TO      MORTGAGE      PRINCIPAL    MORTGAGE POOL    PERIOD     PLUS YM PERIOD        MATURITY
STATED MATURITY (MONTHS)     LOANS      BALANCE (1)      BALANCE      (MONTHS)       (MONTHS)         (MONTHS) (2)
-------------------------------------------------------------------------------------------------------------------
         55 -  60             12      $ 200,187,617       20.26%         52.6            52.8              57.5
         61 -  80              3         28,544,228        2.89%         68.2            72.2              77.2
         81 - 113              4         34,528,104        3.49%         86.8           105.1             111.4
        114 - 116             37        280,152,073       28.35%        105.1           111.6             115.5
        117 - 120             44        442,828,968       44.81%        113.2           113.9             117.7
        121 - 129              1          1,993,835        0.20%        126.0           126.0             129.0
                         ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      101      $ 988,234,824      100.00%         96.4            99.4             103.5
                         ==========================================================================================

(1) ASSUMES A CUT-OFF DATE IN APRIL 2003.

(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

                                PREPAYMENT OPTION

                                                                       WEIGHTED       WEIGHTED
                                                                        AVERAGE       AVERAGE
                            NUMBER OF                  PERCENTAGE OF   REMAINING     REMAINING         WEIGHTED
                           UNDERLYING   CUT-OFF DATE    INITIAL NET     LOCKOUT       LOCKOUT          AVERAGE
                            MORTGAGE      PRINCIPAL    MORTGAGE POOL    PERIOD    PLUS YM PERIOD       MATURITY
     PREPAYMENT OPTION        LOANS      BALANCE (1)      BALANCE      (MONTHS)       (MONTHS)       (MONTHS) (2)
-------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance (3)        94     $ 951,653,328        96.30%        99.3           99.3            103.4
Lockout / Yield Maintenance      4        20,008,383         2.02%        42.1           97.0            101.8
Yield Maintenance                3        16,573,114         1.68%         0.0          111.0            115.0
                         ------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        101     $ 988,234,824       100.00%        96.4           99.4            103.5
                         ==========================================================================================

(1) ASSUMES A CUT-OFF DATE IN APRIL 2003.

(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.

(3) IF SOLE TENANT AT 596 LOWELL MORTGAGED REAL PROPERTY, KEVLIN, EXERCISES ITS OPTION TO PURCHASE THE MORTGAGED REAL PROPERTY PRIOR TO THE EXPIRATION OF THE DEFEASANCE LOCKOUT PERIOD, THE LOAN CAN BE PREPAID AT 125% OF THE OUTSTANDING PRINCIPAL BALANCE ALONG WITH A PENALTY OF: THE GREATER OF (I) 5% OF THE OUTSTANDING PRINCIPAL BALANCE OR (II) A YIELD MAINTENANCE CHARGE. THE DEFEASANCE LOCKOUT PERIOD REFERS TO THE MAY 2005 PAYMENT DATE ON THE 596 LOWELL MORTGAGE LOAN.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                      MORTGAGE POOL PREPAYMENT PROFILE (1)

                                   NUMBER OF
              MONTHS SINCE         MORTGAGE           OUTSTANDING      % OF POOL        YIELD       % OF POOL
    DATE      CUT-OFF DATE          LOANS            BALANCE (mm)        LOCKOUT      MAINTENANCE       OPEN       TOTAL
--------------------------- -----------------------------------------------------------------------------------------------
   Apr-03           0                101               $988.2             98.32%          1.68%         0.00%      100.0%
   Apr-04          12                101               $978.0             98.12%          1.88%         0.00%      100.0%
   Apr-05          24                101               $965.9             98.13%          1.87%         0.00%      100.0%
   Apr-06          36                101               $953.0             98.13%          1.87%         0.00%      100.0%
   Apr-07          48                101               $939.3             97.48%          2.52%         0.00%      100.0%
   Apr-08          60                 89               $735.0             95.70%          4.30%         0.00%      100.0%
   Apr-09          72                 88               $720.3             95.92%          4.08%         0.00%      100.0%
   Apr-10          84                 86               $680.1             95.77%          4.23%         0.00%      100.0%
   Apr-11          96                 86               $665.3             95.76%          4.24%         0.00%      100.0%
   Apr-12          108                85               $648.0             93.08%          2.76%         4.16%      100.0%
   Apr-13          120                 1               $  1.7            100.00%          0.00%         0.00%      100.0%
--------------------------- -----------------------------------------------------------------------------------------------

(1) CALCULATED ASSUMING THAT NO MORTGAGE LOAN PREPAYS, DEFAULTS OR IS REPURCHASED PRIOR TO STATED MATURITY, EXCEPT THAT THE ARD LOANS ARE ASSUMED TO PAY IN FULL ON THEIR RESPECTIVE ANTICIPATED REPAYMENT DATES. OTHERWISE CALCULATED BASED ON MATURITY ASSUMPTIONS TO BE SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------


                                     PHOTO


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------


                                     PHOTO



--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------


                      [THIS PAGE INTENTIONALLY LEFT BLANK]



--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                           SIGNIFICANT MORTGAGE LOANS

---------------------------------------------------------------------------------------------------------------------------
                                                         PERCENTAGE
                                           CUT-OFF DATE  OF INITIAL                           MORTGAGE
                               PROPERTY     PRINCIPAL   MORTGAGE POOL   SQUARE     LOAN PER   INTEREST    U/W    CUT-OFF DATE
   #        LOAN NAME            TYPE       BALANCE(1)     BALANCE    FEET/UNITS  SQ/UNIT(1)    RATE      DSCR    LTV RATIO(1)
-----------------------------------------------------------------------------------------------------------------------------
   1   Great Lakes Crossing     Retail     $87,296,617      8.83%      1,142,827    $129(2)    5.250%(2) 2.32x(2)  59.4%(2)
-----------------------------------------------------------------------------------------------------------------------------
   2     Ritz Carlton Key        Hotel     $65,000,000      6.58%         302     $215,232(3)  6.360%(3) 1.64x(3)  43.8%(3)
             Biscayne
-----------------------------------------------------------------------------------------------------------------------------
   3      Museum Square         Office     $56,774,576      5.75%       522,362       $109      5.860%     1.64x     75.7%
-----------------------------------------------------------------------------------------------------------------------------
   4   Crescent at Carlyle      Office     $52,250,000      5.29%       212,889       $245      5.800%     1.94x     68.8%
-----------------------------------------------------------------------------------------------------------------------------
   5   North Park Executive     Office     $40,348,801      4.08%       467,777       $86       6.140%     1.43x     73.0%
              Center
-----------------------------------------------------------------------------------------------------------------------------
   6   Sully Place Shopping     Retail     $35,678,771      3.61%       533,053       $67       7.760%     1.63x     52.1%
              Center
-----------------------------------------------------------------------------------------------------------------------------
   7   300 Imperial Building    Office     $30,863,048      3.12%       157,225       $196      5.900%     1.27x     78.1%
-----------------------------------------------------------------------------------------------------------------------------
   8   800 Jefferson Street   Multifamily  $29,906,469      3.03%         144       $207,684    5.800%     1.23x     79.8%
-----------------------------------------------------------------------------------------------------------------------------
   9   Michigan Equities U      Office     $27,760,205      2.81%       340,065       $82       6.580%     1.28x     78.9%
            Portfolio
-----------------------------------------------------------------------------------------------------------------------------
  10      The Carl Zeiss        Office     $25,260,000      2.56%       201,620       $125      6.280%     1.65x     68.3%
             Building
-----------------------------------------------------------------------------------------------------------------------------
        TOTAL / WTD. AVG.                  $451,138,487    45.65%         N/A         N/A       6.049%     1.71X     65.3%
-----------------------------------------------------------------------------------------------------------------------------

     (1)  Assumes an April 2003 Cut-off Date.

     (2)  Based on a senior interest of 96.03% of the first mortgage

     (3)  Based on a senior interest of 81.25% of the first mortgage.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                              GREAT LAKES CROSSING

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE(1):

GREAT LAKES CROSSING LOAN (SENIOR PORTION)     $87,296,617


GREAT LAKES CROSSING LOAN (JUNIOR PORTION)     $3,612,274


GREAT LAKES CROSSING COMPANION LOAN            $59,939,928


GREAT LAKES CROSSING TOTAL LOAN                $150,848,818

FIRST PAYMENT DATE:                            April 11, 2003

MORTGAGE INTEREST RATE(2):                     5.250% per annum

AMORTIZATION:                                  360 Months

ARD DATE:                                      March 11, 2013

MATURITY DATE:                                 March 11, 2033

MATURITY/ARD BALANCE:                          $72,445,331

INTEREST CALCULATION:                          Actual/360

CALL PROTECTION:                               Lockout/defeasance except
                                               during the last three months
                                               prior to the anticipated
                                               repayment date.

LOAN PER SF (1):                               $129

UPFRONT RESERVES:                              None

ONGOING RESERVES:                              Tax and Insurance Reserve(3) Yes

                                               Replacement Reserve(4) Yes

                                               Rollover Reserve(5) Yes

LOCKBOX:                                       Springing


                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                        Single Asset

PROPERTY TYPE:                                 Retail

PROPERTY SUB-TYPE:                             Anchored

LOCATION:                                      Auburn Hills, MI

YEAR BUILT/RENOVATED :                         1998/N/A

SQUARE FOOTAGE:                                1,142,827

OCCUPANCY (6):                                 91%

OWNERSHIP INTEREST:                            Fee


                                                              OPERATING
                                                % OF          COVENANTS/
                                                TOTAL          LEASE
  MAJOR TENANT(S):                NRSF          NRSF         EXPIRATION
Outdoor World(7)                 124,386         N/A             N/A
Star Theatre(7)                  110,878         N/A             N/A
Burlington Coat Factory           81,082        7.1%          1/31/2014

PROPERTY MANAGEMENT:                           The Taubman Company

U/W NET CASH FLOW:                             $22,614,233

U/W DSCR(TOTAL LOAN)(1):                       2.26x

U/W DSCR(1):                                   2.32x

APPRAISED VALUE:                               $248,000,000

CUT-OFF DATE LTV (TOTAL LOAN) (1):             60.8%

                                               59.4%

MATURITY/ARD LTV (TOTAL LOAN)(1):              50.5%

MATURITY/ARD LTV(1):                           49.3%

(1) Based on an April 2003 Cut-off Date. The loan, which has a cut-off date principal balance of $90,908,890 is comprised of two (2) components: (a) the Great Lakes Crossing Senior Portion, with a cut-off date principal balance of $87,296,617; and (b) the Great Lakes Crossing Junior Portion, with a cut-off date principal balance of $3,612,274. The Great Lakes Crossing Junior Portion is subordinate to the Great Lakes Crossing Senior Portion. Unless otherwise stated, calculations presented herein are based on the Great Lakes Crossing Senior Portion.

(2) The initial mortgage interest rate is 5.250%. From and after the anticipated repayment date, the loan will accrue interest at a rate per annum equal to the initial mortgage interest plus 2.000%.

(3) The borrower will make monthly deposits of one-twelfth of the taxes and insurance premiums into the tax and insurance reserve fund that lender estimates will be payable during the next ensuing 12 months. However, the borrower will not be required to make any payments into the tax and insurance reserve fund for so long as (a) no event of default has occurred and is continuing, (b) the debt service coverage ratio is equal to or greater than 1.35x for the 12 calendar months immediately preceding the end of a calendar quarter and (c) the debt is paid in full on the anticipated repayment date.

(4) The borrower will make monthly deposits in the amount of $19,047 into the replacement reserve fund. However, borrower will not be required to make any payments into the replacement reserve fund for so long as (a) no event of default has occurred, (b) the debt service coverage ratio is equal to or greater than 1.35x for the 12 calendar months immediately preceding the end of a calendar quarter and (c) the debt is paid in full on the anticipated repayment date.

(5) The borrower will make monthly deposits in the amount of $87,347 into the rollover reserve. However, the borrower will not be required to make any payments into the leasing reserve fund for so long as (a) no event of default has occurred, (b) the debt service coverage ratio is equal to or greater than 1.35x for the 12 calendar months immediately preceding the end of a calendar quarter and (c) the debt is paid in full on the anticipated repayment date.

(6)  Occupancy at U/W is based on the November 1, 2002 rent roll.

(7)  Non-owned Anchor. Not part of collateral.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------
                              GREAT LAKES CROSSING

                             ADDITIONAL INFORMATION

o The Senior Portion of the Great Lakes Crossing Loan is expected to be shadow rated investment grade by Moody's and Fitch.

o Great Lakes Crossing, completed in 1998, is an enclosed 1,378,091 SF value oriented super-regional shopping center situated on 290.2 acres 30 miles north of Detroit in Auburn Hills, Michigan. The loan collateral consists of 1,142,827 SF of NRA; Bass Pro Shops Outdoor World and Star Theater are not part of the collateral. The subject provides a unique mix of value formats including big-box merchants, select full-price traditional mall merchants, and entertainment.

o Major national tenants include Burlington Coat Factory ($8.25/sf; 7.1% NRA; lease exp. 1/31/2014), Bed, Bath & Beyond ($16.00/sf; 3.8% NRA; lease exp. 1/31/2008), Circuit City ($17.39/sf; 3.2% NRA; lease exp. 1/31/2018),
     Marshalls ($9.00/sf; 3.1% NRA lease exp. 11/30/2008), Saks Fifth Avenue's Off Fifth ($7.00/sf; 3.0% NRA; lease exp. 11/30/2013), T.J. Maxx
     ($10.00/sf; 3.0% NRA; lease exp. 11/30/2008), and Neiman Marcus ($13.00/sf;
     2.5% NRA; lease exp. 11/11/2003).

o The subject offers approximately 200 in-line stores, 4 dine-in restaurants and 12 eateries. In-line tenants include Victoria's Secret, Bose, GNC, Sunglass Hut, Nine West, Radio Shack, Motherhood Maternity Outlet, Etienne Aigner, Zales and Remington Factory Outlet. In-line comparable store sales were $285 PSF as of year-end 2002. 2002 occupancy cost as a percentage of sales was 14.3% for in-line tenants.

o Entertainment is anchored by a 25-screen Star Theaters mega-plex, GameWorks (a hi-tech indoor playland developed under Steven Spielberg's guidance), Alcatraz Brewing Company (a themed restaurant), Rainforest Cafe, and a 1,000-seat food court.

o The subject enjoys excellent local and regional access, located off of Interstate 75 at the intersection of Baldwin Road. Its location provides superior visibility and direct ingress and egress from I-75. Interstate 75 traverses Michigan from north to south and provides access to the Subject from Downtown Detroit as well as many popular vacation destinations in northern Michigan.

o Great Lakes Crossing is the only value oriented mega mall in the state of Michigan and enjoys an extended trade area, attracting many of its shoppers from a radius of over 50 miles. The primary trade area for the subject is approximately a 10-mile radius around the center with 158,910 households, while the secondary trade area extends to approximately 25 miles with over one million households.

o The sponsor, Taubman Realty Group, LP, is an affiliate of Taubman Centers Inc. The subject is owned and managed by Taubman, a REIT whose national headquarters is located 15 miles south of the subject in Bloomfield Hills, Michigan. Founded in 1950, Taubman Centers, Inc. is one of the dominant retail developers/owners/managers in the United States.

o Taubman Centers, Inc. owns 21 of some of the most coveted regional and super regional retail centers located in major markets throughout the US. consisting of over 21.3 million SF and manages an additional 10 centers with over 11.5 million SF throughout the United States.

--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                              GREAT LAKES CROSSING

--------------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE

                                                                                   % OF TOTAL BASE   CUMULATIVE % OF
           # OF LEASES     AVERAGE BASE RENT    % OF TOTAL SF     CUMULATIVE %     RENTAL REVENUES     TOTAL RENTAL
 YEAR        ROLLING        PER SF ROLLING         ROLLING        OF SF ROLLING        ROLLING       REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------
 2003            32            $14.28               9.83%             9.83%             7.50%               7.50%
--------------------------------------------------------------------------------------------------------------------
 2004            25            $24.96               5.48%            15.31%             7.31%               14.81%
--------------------------------------------------------------------------------------------------------------------
 2005            21            $34.97               3.18%            18.49%             5.94%               20.76%
--------------------------------------------------------------------------------------------------------------------
 2006             8            $25.43               3.40%            21.89%             4.61%               25.37%
--------------------------------------------------------------------------------------------------------------------
 2007             9            $14.77               5.13%            27.02%             4.05%               29.42%
--------------------------------------------------------------------------------------------------------------------
 2008            59            $23.74              28.11%            55.13%            35.66%               65.08%
--------------------------------------------------------------------------------------------------------------------
 2009            19            $28.23               5.76%            60.89%             8.69%               73.77%
--------------------------------------------------------------------------------------------------------------------
 2010             8            $29.05               3.24%            64.13%             5.02%               78.79%
--------------------------------------------------------------------------------------------------------------------
 2011             5            $16.37               2.01%            66.13%             1.75%               80.54%
--------------------------------------------------------------------------------------------------------------------
 2012             4            $26.12               1.65%            67.78%             2.30%               82.84%
--------------------------------------------------------------------------------------------------------------------
 2013            10            $21.44               7.25%            75.03%             8.30%               91.14%
--------------------------------------------------------------------------------------------------------------------
 2014             1            $8.25                7.09%            82.12%             3.13%               94.27%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                            RITZ CARLTON KEY BISCAYNE

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE(1):

RITZ CARLTON KEY BISCAYNE SENIOR PORTION:   $65,000,000

RITZ CARLTON KEY BISCAYNE JUNIOR PORTION:   $15,000,000

RITZ CARLTON KEY BISCAYNE TOTAL LOAN:       $80,000,000

FIRST PAYMENT DATE:                         February 11, 2003

MORTGAGE INTEREST RATE:                     6.360% per annum

AMORTIZATION:                               300 months

MATURITY DATE:                              April 11, 2008

MATURITY/ARD BALANCE:                       $60,430,633

INTEREST CALCULATION:                       Actual/360

CALL PROTECTION:                            Lockout/defeasance until the date
                                            that is six months prior to the
                                            maturity date.

LOAN PER ROOM (1):                          $215,232

UPFRONT RESERVES:                           Initial Debt Service Reserve(2)  $533,188

ONGOING RESERVES:                           Tax and Insurance Reserve(3)     Yes

                                            FF&E Reserve(4)                  Yes

LOCKBOX:                                    Springing

SECONDARY FINANCING AT ORIGINATION(5)       Yes                              $21,750,000

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                    Single Asset

PROPERTY TYPE:                             Hotel

PROPERTY SUB-TYPE:                         Full Service

LOCATION:                                  Key Biscayne, FL

YEAR BUILT/RENOVATED:                      2001/N/A

NUMBER OF ROOMS:                           302

OCCUPANCY:                                 N/A

OWNERSHIP INTEREST:                        Fee

PROPERTY MANAGEMENT:                       The Ritz-Carlton Hotel Company, LLC

U/W NET CASH FLOW:                         $8,504,602

U/W DSCR(1):                               1.64x

U/W DSCR (TOTAL LOAN)(1):                  1.33x

APPRAISED VALUE:                           $148,400,000

CUT-OFF DATE LTV (TOTAL LOAN) (1):         53.9%

CUT-OFF DATE LTV (1):                      43.8%

MATURITY/ARD LTV(TOTAL LOAN)(1):           50.1%

MATURITY/ARD LTV(1):                       40.7%


(1) Based on an April 2003 Cut-off Date. The Ritz-Carlton Key Biscayne Loan, which has a cut-off date principal balance of $65,000,000 is deemed to be comprised of two (2) components: (a) the Ritz-Carlton Key Biscayne Senior Portion, with a cut-off date principal balance of $65,000,000; and (b) the Ritz-Carlton Key Biscayne Junior Portion, with a cut-off date principal balance of $15,000,000. The Ritz-Carlton Key Biscayne Junior Portion is subordinate to the Ritz-Carlton Key Biscayne Senior Portion. Unless otherwise stated, calculations presented herein are based on the Ritz-Carlton Key Biscayne Senior Portion.

(2) The borrower was required, at closing, to make a deposit in the amount of $533,188 into the debt service reserve. In the event of default due to failure by the borrower to make the debt service payment, the Lender shall apply debt service reserve funds in an amount equal to the monthly debt service.

(3) The borrower is required to make monthly payments into the tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) in the event that the borrower no longer participates in the Marriott insurance policy, insurance premiums prior to expiration of the related policies.

(4) Upon the occurrence of a sweep event or in the event that the manager is no longer maintaining the FF&E reserve (as defined in the operating agreement), the borrower is required to deposit an amount reasonably estimated by the lender at that time.

(5) The borrower has also obtained a $21,750,000 subordinate second mortgage loan from Luxury Finance, LLC, a subsidiary of Marriott International, Inc. and an affiliate of the property manager. The subordinate mortgage is a floating rate loan with an interest rate equal to 300 basis points over the 30 day LIBOR rate and is subject to a subordination agreement executed by the lender and Luxuary Finance, LLC which provides that the subordinate loan is subordinated to the Ritz-Carlton Key Biscayne Loan as to lien and payment.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                            RITZ CARLTON KEY BISCAYNE

                             ADDITIONAL INFORMATION

o The Ritz Carlton Key Biscayne, a recently constructed, (July, 2001) full-service luxury hotel containing a total of 302 hotel rooms and 188 privately owned condominium units, is located in Key Biscayne, Florida, a barrier island approximately seven miles southeast of downtown Miami.

o The structure is a U-shaped three tower, 15-story complex containing a total of 636,000 square feet of building area on an ocean front parcel of
     17.65 acres.

o 188 privately owned condominium units are located in the hotel and are not part of the collateral but may contribute income as a part of a condo rental program operated by the manager of the property.

o Hotel amenities include 20,000 SF of meeting space, a 20,000 SF European spa and fitness center, five food and beverage outlets, 1,200 SF of beach frontage, two outdoor heated swimming pools along with a whirlpool, eleven tennis courts, beach equipment rentals, kid's pavilion, a business center, a gift/sundry shop, and concierge services.

o Room amenities include private balconies with views of the Atlantic Ocean, Biscayne Bay or tropical gardens.

o Construction of the property was completed in July 2001 with a total cost of $137 million.

o Key Biscayne is an upscale residential community comprised of high-priced single-family homes and luxury waterfront apartments, townhouses, and condominiums. Key Biscayne offers a unique combination of proximity to a business center with the feel of a tropical island. The resort is a 15-minute drive from the Miami International Airport.

o The Sand Bar, a 69-seat outdoor patio restaurant and bar, was recently completed and opened in November 2002. It is expected to substantially augment food & beverage income and is not captured in the underwritten net cash flow.

o The sponsors are Karim Alibhai, Donald Lefton, and Sherwood Weiser of the Gencom Group. Established in 1979, Houston-based Gencom has become one of the nation's leading hotel management companies. The company owns and operates 30 properties, totaling 6,797 guest rooms and suites. The sponsors have a combined net worth of $89 MM.

o The subject is operated and managed by the Ritz-Carlton Hotel Company, LLC, an affiliate of Marriott International. The operating agreement is dated July 1, 2001, and has a base term of 25 years.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                                  MUSEUM SQUARE


                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):           $56,774,576

FIRST PAYMENT DATE:                           January 11, 2003

MORTGAGE INTEREST RATE:                       5.860% per annum

AMORTIZATION:                                 360

ARD DATE:                                     December 11, 2012

MATURITY DATE:                                December 11, 2032

MATURITY/ARD BALANCE:                         $48,144,168

INTEREST CALCULATION:                         Actual/360

CALL PROTECTION:                              Lockout/defeasance until the date
                                              that is three months prior to the
                                              ARD.

LOAN PER SF (1):                              $109

UPFRONT RESERVES:                             SAG Reserve(2)                $202,622

                                              Existing Tenant Reserve(3)    $35,694

ONGOING RESERVES:                             Tax and Insurance Reserve     Yes

                                              Replacement Reserve           $8,007/Mo.

                                              Rollover Reserve(4)           Yes

                                              Renewal Reserve(5)            Yes

LOCKBOX:                                      Hard


                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                       Single Asset

PROPERTY TYPE:                                Office

PROPERTY SUB-TYPE:                            CBD

LOCATION:                                     Los Angeles, CA

YEAR BUILT/RENOVATED:                         1948/2001

SQUARE FOOTAGE:                               522,362

OCCUPANCY (6):                                82%

OWNERSHIP INTEREST:                           Fee

                                                            % OF
                                                            TOTAL      LEASE
MAJOR TENANT(S):                               NRSF         NRSF     EXPIRATION
----------------                               ----         ----     ----------
Screen Actors Guild                          101,496        19.4%    7/30/2008
AFTRA                                        40,519         7.8%     1/31/2007
Virgin Entertainment                         37,992         7.3%     4/30/2010

PROPERTY MANAGEMENT:                          Museum Square Management Company

U/W NET CASH FLOW:                            $6,626,831

U/W DSCR:                                     1.64x

APPRAISED VALUE:                              $75,000,000

CUT-OFF DATE LTV (1):                         75.7%

MATURITY/ARD LTV:                             64.2%


(1)  Based on an April 2003 Cut-off Date.

(2) The borrower was required, at closing, to make a deposit in the amount of $202,622 in the form of a letter of credit into the "SAG reserve fund" for additional security related to increased rental payments to occur in August 2003.

(3) The borrower was required, at closing, to make a deposit in the amount of $35,694 for unpaid tenant improvement allowances owed to existing tenants.

(4) The borrower will make monthly deposits in the amount of $6,250 into the rollover reserve fund for the payment of tenant improvements and leasing commissions. The borrower will not be required to make further deposits into the rollover reserve fund in any month when the balance of the fund equals or exceeds $500,000.

(5) A major lease rollover reserve will be funded if any of the largest tenants of the Museum Square Property (i.e., AFTRA, Quebecor World, Inc., Screen Actor's Guild, Scripps Network, Inc. and Virgin Entertainment Group, Inc.) do not elect to renew or extend their leases by a renewal deadline which is a certain date nine to twelve months prior to the lease expiration. As same relates to each of the major tenants, commencing on the renewal deadline and continuing until either (a) the entering of a new lease or leases with a third-party tenant or renewal of the existing lease for a term of no less than five (5) years and rent at the then market rate for the entirety of the tenant space; or (b) the deposit of a letter of credit (in the amount of $15.00 per square foot of the portion of the space for which a lease renewal or new lease has not been provided), the borrower will be required to fund all excess cash flow from the property into the major lease rollover reserve. Furthermore, within ninety (90) days after the specific renewal deadline for each of the largest tenants, the borrower must deposit a letter of credit in the amount of $15.00 per square foot for the portion of each space for which a new lease or renewal has not yet been provided. Failure of the borrower to provide such letter of credit will be an event of default under the terms of the loan agreement.

(6)  Occupancy at U/W is based on the October 1, 2002 rent roll.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                                  MUSEUM SQUARE


                             ADDITIONAL INFORMATION

o Museum Square is a Class B+ office building with 480,437 SF located on Wilshire Boulevard in the Miracle Mile market approximately five miles west of the Los Angeles CBD. The subject was built in three phases from 1948 to 1983 and was renovated in 2001.

o Museum Square is comprised of two, ten-story towers and a separate five-level parking garage that has covered walkway access to the towers. The subject consists of 26,353 SF of ground level retail space and 454,084 SF of office space. In addition to the parking garage, a surface lot between the garage and towers provides for 135 spaces for a total of 1,501 parking spaces (2.87 per 1,000/sf).

o The largest tenant, Screen Actor's Guild ($24.76/sf; 19.4% NRA; lease exp. 7/30/08), administers the contracts and benefits of people in the entertainment industry and has a total 90,000 members. Other major tenants include American Federation of TV & Radio Artists ($22.20/sf; 7.8% NRA, lease exp. 1/31/07) and Virgin Entertainment ($19.16/sf; 7.3% NRA; lease exp. 4/30/10).

o In 2001 the subject underwent an $8.1 MM renovation that included new windows, sprinkler/fire/life safety, lobby and elevator upgrades and sidewalk replacement.

o The Miracle Mile sub-market has 23 office buildings with 4.6 MM SF & an average asking rate is $23.83 PSF. There have been no recent completions & there are no projects under construction or planned for the sub-market. Central to major employment centers in downtown Los Angeles, Glendale-Burbank, Century City & Santa Monica, the Miracle Mile area is a prime location proximate to the major commercial and residential centers of Los Angeles.

o Utilizing the major roadways in the area, Miracle mile tenants can reach the studios of Hollywood and Burbank or the office towers of downtown Los Angeles, Century City and Westwood without relying on freeway access. La Brea and Fairfax Avenues, which run in a north/south direction, connect West Hollywood with Interstate 10, the Los Angeles International Airport, and the cities of the South Bay.

o The borrowing entity is controlled and managed by J.H. Snyder Company, a $1 billion enterprise that has been in real estate development since the 1950's. Having developed over 4,000,000 SF of office space, 1,300,000 SF of retail space, and 41,000 homes, J.H. Snyder Company is recognized as one of the top development companies in the United States. The sponsors and partners of the J.H. Snyder Company, Mr. Jerome Snyder and Samuel Oschin Snyder, have a combined net worth of $105.7 million with liquidity of $38.8 million.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                                  MUSEUM SQUARE

--------------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE

                                                                                   % OF TOTAL BASE   CUMULATIVE % OF
           # OF LEASES     AVERAGE BASE RENT    % OF TOTAL SF     CUMULATIVE %     RENTAL REVENUES     TOTAL RENTAL
 YEAR        ROLLING        PER SF ROLLING         ROLLING        OF SF ROLLING        ROLLING       REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------
     MTM        13             $9.70                3.44%              3.44%            1.78%              1.78%
--------------------------------------------------------------------------------------------------------------------
    2003        16            $23.10                5.83%              5.83%            7.19%              7.19%
--------------------------------------------------------------------------------------------------------------------
    2004         7            $21.08                1.88%              7.71%            2.12%              9.31%
--------------------------------------------------------------------------------------------------------------------
    2005         8            $23.65                3.71%             11.42%            4.69%              14.01%
--------------------------------------------------------------------------------------------------------------------
    2006         6            $25.30                3.05%             14.47%            4.12%              18.13%
--------------------------------------------------------------------------------------------------------------------
    2007        14            $22.28                13.45%            27.92%           16.01%              34.14%
--------------------------------------------------------------------------------------------------------------------
    2008         8            $25.94                21.52%            49.44%           29.83%              63.98%
--------------------------------------------------------------------------------------------------------------------
    2009         5            $18.64                7.22%             56.66%            7.19%              71.17%
--------------------------------------------------------------------------------------------------------------------
    2010         7            $22.34                19.35%            76.00%           23.10%              94.27%
--------------------------------------------------------------------------------------------------------------------
    2011         1            $31.94                0.48%             76.48%            0.82%              95.09%
--------------------------------------------------------------------------------------------------------------------
    2012         2            $26.77                2.18%             78.67%            3.12%              98.22%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                               CRESCENT AT CARLYLE

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):           $52,250,000

FIRST PAYMENT DATE:                           February 11, 2003

MORTGAGE INTEREST RATE:                       5.800% per annum

AMORTIZATION:                                 Interest Only

ARD DATE:                                     January 11, 2008

MATURITY DATE:                                January 11, 2033

MATURITY/ARD BALANCE:                         $52,250,000

INTEREST CALCULATION:                         Actual/360

CALL PROTECTION:                              Lockout/defeasance until the date
                                              that is four months prior to the
                                              anticipated repayment date.

LOAN PER SF (1):                             $245

UPFRONT RESERVES:                             Letter of Credit (2)         $6,000,000

ONGOING RESERVES:                             Tax and Insurance Reserve    Yes

                                              Replacement Reserve          $1,774/Mo.

LOCKBOX:                                      Hard


                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                       Single Asset

PROPERTY TYPE:                                Office

PROPERTY SUB-TYPE:                            Suburban

LOCATION:                                     Alexandria, VA

YEAR BUILT/RENOVATED:                         2002/N/A

SQUARE FOOTAGE:                               212,889

OCCUPANCY (3):                                100%

OWNERSHIP INTEREST:                           Fee

                                                              % OF
                                                              TOTAL    LEASE
MAJOR TENANT(S):                                     NRSF     NRSF   EXPIRATION
----------------                                     ----     ----   ----------
Oblon, Spivak, McClelland,
 Maier & Neustadt, P.C.                             207,836   97.6%  12/31/2017

PROPERTY MANAGEMENT:                          Insignia/ESG, Inc.

U/W NET CASH FLOW:                            $5,960,597

U/W DSCR:                                     1.94x

APPRAISED VALUE:                              $76,000,000

CUT-OFF DATE LTV (1):                         68.8%

MATURITY/ARD LTV:                             68.8%

(1)  Based on an April 2003 Cut-off Date.

(2) At closing the borrower was required to provide the lender with a $6,000,000 letter of credit as additional security for the loan. The letter of credit is in place for the entire term of the loan.

(3)  Occupancy at U/W is based on the November 25, 2002 rent roll.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                               CRESCENT AT CARLYLE

                             ADDITIONAL INFORMATION

o Crescent at Carlyle is a newly-constructed, 6-story, 212,889 SF Class A office building located in Alexandria, VA, a suburb of Washington D.C. The subject property is 97.6% leased to the law firm of Oblon, Spivak, McClelland, Maier & Neustadt, P.C. (Oblon), under a 15-year triple net lease at $29.00/SF that expires on December 31, 2017.

o The subject property is the headquarters for Oblon and houses approximately 450 employees and all of the functions of the firm. The law firm maintains the facility at its own expense under a triple net lease. Founded in 1968, Oblon is the leading intellectual and property law firm in the United States. For the last ten consecutive years Oblon has been the leader in obtaining the most U.S. Patents.

o For each of the past 3 years, Oblon has obtained in excess of 3,000 U.S. patents per year. In 1998, the firm became the first intellectual property law firm to reach this achievement.

o The subject is located in the Carlyle project, a 76-acre mixed use development that will consist of 3.6 million SF of office upon completion. In addition to the subject, existing tenants in the Carlyle project include Time Life, Inc., A.T. Kearney, and The U.S. District Courthouse.

o The subject is situated directly across the street from the new U.S. Patent and Trademark Office (PTO), which is to be completed in 2004-2005. Close proximity to the PTO will give Oblon a competitive edge in the industry of patent law. The PTO will occupy about 15.5 acres, or approximately 20% of the 76-acre Carlyle mixed-use project. Upon build-out the PTO will employee 7,000 people at the Carlyle facility.

o The subject's submarket, Old Town Alexandria, is located just inside and adjacent to the Capital Beltway (I-95/I-495) providing the subject property with excellent access.

o The sponsors are Prudential and high net-worth clients of Falcon Real Estate Investment Company, Ltd. Falcon is a real estate advisory firm that specializes in underwriting real estate acquisitions and performing asset management functions on behalf of foreign investors. Operational control of the asset is held by Falcon Real Estate through an asset management agreement.

o The subject is managed by Monument Realty which owns/manages 3 million SF of Class A office space in the Washington Metro area. Monument Realty was founded in 1998 and selected as 2000 Developer of the Year for the Greater Washington Area.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                               CRESCENT AT CARLYLE

--------------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE

                                                                                   % OF TOTAL BASE   CUMULATIVE % OF
           # OF LEASES     AVERAGE BASE RENT    % OF TOTAL SF     CUMULATIVE %     RENTAL REVENUES     TOTAL RENTAL
 YEAR        ROLLING        PER SF ROLLING         ROLLING        OF SF ROLLING        ROLLING       REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
 2017          2               $28.91              100.00%          100.00%            100.00%           100.00%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                          NORTH PARK EXECUTIVE CENTER

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):           $40,348,801

FIRST PAYMENT DATE:                           January 11, 2003

MORTGAGE INTEREST RATE:                       6.140% per annum

AMORTIZATION:                                 360 months

ARD DATE:                                     December 11, 2012

MATURITY DATE:                                December 11, 2032

MATURITY/ARD BALANCE:                         $34,491,105

INTEREST CALCULATION:                         Actual/360

CALL PROTECTION:                              Lockout/defeasance until the date
                                              three months prior to ARD.


LOAN PER SF (1):                              $86

UPFRONT RESERVES:                             Existing Tenant Reserve(2)     $308,620

ONGOING RESERVES:                             Tax and Insurance Reserve(3)   Yes

                                              Replacement Reserve            $7,800/Mo.

                                              Rollover Reserve(4)            Yes

LOCKBOX:                                      Springing


                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                       Portfolio

PROPERTY TYPE:                                Office

PROPERTY SUB-TYPE:                            Suburban

LOCATION:                                     Omaha, NE

YEAR BUILT:                                   Various

SQUARE FOOTAGE:                               467,777

OCCUPANCY (5):                                95%

OWNERSHIP INTEREST:                           Fee


                                                        % OF
                                                        TOTAL         LEASE
MAJOR TENANTS(S):                              NRSF      NRSF      EXPIRATION
-----------------                              ----      ----      ----------
CSG Systems                                   200,892   42.9%      Various(6)
First Data Resources                          64,000    13.7%      6/30/2004
Convergys                                     60,000    12.8%      12/31/2006

PROPERTY MANAGEMENT (7):                      Various

U/W NET CASH FLOW:                            $4,237,248

U/W DSCR:                                     1.43x

APPRAISED VALUE:                              $55,270,000

CUT-OFF DATE LTV (1):                         73.0%

MATURITY/ARD LTV:                             62.4%

(1)  Based on an April 2003 Cut-off Date.

(2) The borrower was required, at closing, to make a deposit in the amount of $308,620 for unpaid tenant improvement allowances owed to an existing tenant.

(3) The borrower is required to make monthly payments into the tax and insurance escrow fund to accumulate funds necessary to pay (a) all taxes prior to their respective due dates and (b) insurance premiums prior to expiration of the related policies; provided, however, that upon the satisfaction of certain conditions set forth in the related loan documents, the borrower will not be required to deposit the taxes due and owing by Cable Services Group for the space occupied in Building 6.

(4) The borrower is required to make monthly payments into the rollover reserve in the amount of $51,500 for the first payment date through the forty-eighth payment date and $39,000 thereafter for the payment of tenant improvements and leasing commissions.

(5) Occupancy at U/W is based on the September 1, 2002 rent roll for buildings 1, 2, 5 & 6, the December 1, 2002 rent roll for building 3 and the January 1, 2003 rent roll for building 4.

(6) CSG Systems has the following lease expirations: 1) 100,722 NRSF - 4/30/2007, 2) 61,009 NRSF - 4/30/2004, and 3) 39,161 NRSF - 4/30/2006.

(7) Investors Realty, Inc., manages building 1. Buildings 2-6 are managed by KVI Associates.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                           NORTH PARK EXECUTIVE CENTER

--------------------------------------------------------------------------------------------------------
                                       PORTFOLIO INFORMATION
--------------------------------------------------------------------------------------------------------
                                                              LATER OF                    ALLOCATED
                                                             YEAR BUILT/                CUT-OFF DATE
                           PROPERTY   PROPERTY                  YEAR                      PRINCIPAL
PROPERTY NAME    CITY        TYPE     SUB-TYPE       NRA      RENOVATED     OCCUPANCY    BALANCE (1)
-------------    ----        ----     --------       ---      ---------     ---------    -----------
North Park 1     Omaha      Office    Suburban     56,754       1986          100%       $4,516,077
North Park 2     Omaha      Office    Suburban     64,000       1988          100%       $6,149,456
North Park 3     Omaha      Office    Suburban     120,000      1990           83%       $10,002,517
North Park 4     Omaha      Office    Suburban     59,940       1990          100%       $5,252,318
North Park 5     Omaha      Office    Suburban     66,361       1991           92%       $6,657,552
North Park 6     Omaha      Office    Suburban     100,722      1994          100%       $7,770,880
--------------------------------------------------------------------------------------------------------
TOTAL                                              467,777                               $40,348,801
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                           NORTH PARK EXECUTIVE CENTER

                             ADDITIONAL INFORMATION

o North Park Executive Center is a mixed-use development consisting of eight office buildings, two retail properties and a Country Inn and Suites hotel. Six of the eight office properties totaling 467,777 SF are of this portfolio. An estimated 2,850 people are employed within the park. The subject is located in Omaha, NE, approximately 7 miles northwest of the Omaha CBD and is considered the premier office development within northwestern Omaha.

o North Park 1 is a 56,754 SF, two-story, single-tenant office building that was constructed in 1986. The building is occupied by World Insurance ($10.71/sf; 99.5% NRA, lease exp. 5/31/06) which offers a variety of health and life insurance products. World Insurance has been headquartered in this building since 1987 and is licensed in over 46 states and employs over 11,000 agents.

o North Park 2 is a 64,000 SF, two-story, single-tenant office building that was constructed in 1988. First Data Resources, Inc, ($12.82/sf; 100.0% NRA; lease exp. 6/30/04), a wholly-owned subsidiary of First Data Corporation (S&P: A+; Moodys: A1) is the leading credit card processor in the US. Since 1989, the subject property has been the primary location for FDC's call interactive division.

o North Park 3 is a 120,000 SF, three-story, multi-tenant office building that was constructed in 1990. The building is occupied by Convergys Customer Management Group ($12.25/sf; 50.0% NRA; lease exp. 12/31/06), a subsidiary of Convergys Corporation (S&P: BBB; Moodys: Baa2), Travelex Global Payments, Inc. ($12.25/sf; 16.9% NRA, lease exp. 8/31/06), and Employers Mutual Casualty Company ($12.40/sf; 16.4% NRA, lease exp. 11/15/12; S&P BBBpi). Convergys Corporation is a global leader in providing outsourced, integrated billing and customer care software and services.

o North Park 4 is a 59,940 SF, three-story, multi-tenant office building that was constructed in 1990. Cable Service Group (CSG) ($12.00/sf; 65.3% NRA, lease exp. 4/30/06,), a leading provider of customer care and billing solutions for the technology industry, is the major tenant. CSG's clients include AT&T, AOL Time Warner, DIRECTV, and Cox Communications. The other tenant is Omni Hotels Management Corporation ($12.50/sf; 34.7% NRA, lease exp. 12/31/13), a subsidiary of TRT Holdings, Inc. (ranked #449 on Forbes Private 500 list). Omni operates 40 luxury hotels and will use this space as its reservation center.

o North Park 5 is a 66,361 SF, three-story, single-tenant office building that was constructed in 1991. Cable Service Group ($13.10/sf; 91.9% NRA; lease exp. 4/30/04) is the single tenant. CSG was assigned the leases of two former tenants in this building (Aquila Energy and Utilicorp) in 2000.

o North Park 6 is a 100,722 SF, three-story, single-tenant office building that was constructed in 1994. Cable Service Group ($10.25/sf; 100.0% NRA; lease exp. 4/30/07) is the single tenant. The North Park Executive Center is home to CSG's Omaha headquarters. CSG currently leases 43% of the entire portfolio's space.

o North Park Executive Center has averaged a 98% occupancy level over last 5 years and is currently 95% occupied. It is well-located in the Northwest Omaha submarket, 1.5 miles from I-680 and 1.5 miles from the third busiest intersection in Omaha (114th & W. Dodge Rd; 89,000/per day vehicle count).

o The sponsors, George Venteicher and Frank Kulig, have developed 26 office complexes and 3 retail centers and have a combined net worth of $45.2MM. North Park 1 is managed by Investors Realty, Inc., a full service real estate company based in Omaha, NE that has over 28 years of experience in property management and currently manages 67 properties in the area totaling 2.1 MM SF. North Park 2-6 are managed by KVI Associates, Inc., a company that has been in the development, management, leasing, and construction of commercial real estate for over 21 years.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                           NORTH PARK EXECUTIVE CENTER

--------------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE

                                                                                   % OF TOTAL BASE   CUMULATIVE % OF
           # OF LEASES     AVERAGE BASE RENT    % OF TOTAL SF     CUMULATIVE %     RENTAL REVENUES     TOTAL RENTAL
 YEAR        ROLLING        PER SF ROLLING         ROLLING        OF SF ROLLING        ROLLING       REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------
 2004           3             $12.96                26.72%           26.72%             30.99%           30.99%
--------------------------------------------------------------------------------------------------------------------
 2006           5             $11.74                37.61%           64.34%             39.54%           70.53%
--------------------------------------------------------------------------------------------------------------------
 2007           2             $10.26                21.59%           85.93%             19.83%           90.36%
--------------------------------------------------------------------------------------------------------------------
 2012           1             $12.40                4.21%            90.14%              4.67%           95.03%
--------------------------------------------------------------------------------------------------------------------
 2013           1             $12.50                4.44%            94.58%              4.97%           100.00%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                                   SULLY PLACE

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):           $35,678,771

FIRST PAYMENT DATE:                           January 11, 1998

MORTGAGE INTEREST RATE(2):                    7.760% per annum

AMORTIZATION:                                 360 Months

ARD DATE:                                     December 11, 2007

MATURITY DATE:                                December 11, 2027

MATURITY/ARD BALANCE:                         $33,337,354

INTEREST CALCULATION:                         Actual/360

CALL PROTECTION:                              Lockout/defeasance until the date
                                              two months % OF TOTAL NRSF prior
                                              to the anticipated repayment date.

LOAN PER SF(1):                               $67

ONGOING RESERVES:                             Tax and Insurance Reserve      Yes

                                              Replacement Reserve     $6,567/Mo.

                                              Rollover Reserve       $13,000/Mo.

LOCKBOX:                                      Springing


                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                       Single Asset

PROPERTY TYPE:                                Retail

PROPERTY SUB-TYPE:                            Anchored

LOCATION:                                     Chantilly, VA

YEAR BUILT/RENOVATED:                         1991/2003

SQUARE FOOTAGE:                               533,053

OCCUPANCY AT U/W:(4)                          91%

OWNERSHIP INTEREST:                           Fee

                                                         % OF
                                                        TOTAL      LEASE
MAJOR TENANT(S)                               NRSF      NRSF      EXPIRATION
---------------                               ----      ----      ----------
Lowe's Home Improvement (4)                  135,197    25.4%      2/20/2021
K-Mart                                       104,300    19.6%      9/30/2011
Lowe's Home Improvement (5)                  68,880     12.9%      10/31/2011

PROPERTY MANAGEMENT:                          Beatty Management Company, Inc.

U/W NET CASH FLOW:                            $5,260,322

U/W DSCR:                                     1.63x

APPRAISED VALUE:                              $68,500,000

CUT-OFF DATE LTV (1):                         52.1%

MATURITY/ARD LTV:                             48.7%


(1)  Based on an April 2003 Cut-off Date.

(2) The initial mortgage interest rate is 7.760%. From and after the anticipated repayment date, the loan will accrue interest at a rate per annum equal to the initial mortgage interest plus 2.000%.

(3)  Occupancy at U/W is based on the January 1, 2003 rent roll.

(4) Anchor tenant is on a ground lease. This space is currently under construction by the tenant.

(5) Lowe's does not currently occupy this space, however, Lowe's Companies Inc., is the guarantor of the lease and continues to pay rent.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                                   SULLY PLACE

                             ADDITIONAL INFORMATION

o    The Sully Place Loan is expected to be shadow rated Baa3 by Moody's.

o Sully Place is a 533,053 SF retail center anchored by Lowe's Home Improvement (S&P: A; Moodys: A3; Fitch: A) located in Chantilly, VA. The subject is located approximately 20 miles west of Washington D.C. and 4 miles southeast of Dulles International Airport. Constructed in 1991, the subject property is comprised of 11 buildings including a Lowe's freestanding store, now under construction. The other anchor tenant is Kmart ($7.00/sf; 19.6% NRA, lease exp. 9/30/11,) an original tenant with 2002 sales of $163/sf.

o Lowe's is currently operating under two leases at Sully Place. Lowe's first leased 68,880 SF at Sully Place in 1990, however, this store has been dark since January of 1994 Lowe's Companies, Inc., is the guarantor of this 20-year lease ($11.01/sf; 12.9% NRA; lease exp. 10/31/11) and continues to pay rent for the dark space. Lowe's Companies, Inc. also executed a ground lease in 2002 and is currently constructing a new freestanding store to be completed in June 2003. The lease is for 12.18 acres of land on which they are constructing a 135,197 SF building ($9.43/sf; 25.4% NRA, lease exp. 2/20/21).

o The center has undergone $1.2MM in capital improvements (excluding Lowe's) from 2000 to 2003, improving visibility and access from Route 50 by removing structures, trees and a hill. Additionally, the borrower put up new signage and put in a new curb cut on Route 50, the area's primary east/west artery that carries traffic from Maryland through Arlington and Fairfax Counties and into western Virginia.

o The subject's sub-market has a vacancy rate of 1.3% and an average effective rental rate of $22.88/SF (3rd Q 2002). Vacancy in northern Virginia is 4.1% with an average effective rental rate of $20.42/SF.

o Average household income within a three-mile radius is $135,221. Household growth is projected to increase 11.6% within a three-mile radius between 2002 & 2007.

o The Sponsor, Guy Beatty, has more than 30 years of real estate development and management expertise. He has developed over $750 MM of commercial real estate and has a net worth in excess of $60 MM with liquidity in excess of $1 MM. Beatty Management, a division of The Beatty Companies, manages the property.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                                   SULLY PLACE


--------------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE

                                                                                   % OF TOTAL BASE   CUMULATIVE % OF
           # OF LEASES     AVERAGE BASE RENT    % OF TOTAL SF     CUMULATIVE %     RENTAL REVENUES     TOTAL RENTAL
 YEAR        ROLLING        PER SF ROLLING         ROLLING        OF SF ROLLING        ROLLING       REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------
  MTM           2               $7.64                0.66%           0.66%               0.45%          0.45%
--------------------------------------------------------------------------------------------------------------------
 2003          14              $14.94                8.99%           8.99%              11.94%          11.94%
--------------------------------------------------------------------------------------------------------------------
 2004           3              $11.50                6.28%           15.27%              6.42%          18.37%
--------------------------------------------------------------------------------------------------------------------
 2005           8              $18.35                6.30%           21.57%             10.29%          28.66%
--------------------------------------------------------------------------------------------------------------------
 2006          11              $20.08                4.64%           26.22%              8.29%          36.94%
--------------------------------------------------------------------------------------------------------------------
 2007           5              $19.06                3.23%           29.45%              5.48%          42.42%
--------------------------------------------------------------------------------------------------------------------
 2008           1              $16.88                0.27%           29.72%              0.41%          42.83%
--------------------------------------------------------------------------------------------------------------------
 2011           4               $9.09               33.80%           63.52%             27.32%          70.14%
--------------------------------------------------------------------------------------------------------------------
 2012           2              $23.86                2.22%           65.74%              4.72%          74.86%
--------------------------------------------------------------------------------------------------------------------
 2013           1              $23.00                0.90%           66.64%              1.84%          76.71%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                             2300 IMPERIAL BUILDING

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):           $30,863,048

FIRST PAYMENT DATE:                           February 1, 2003

MORTGAGE INTEREST RATE:                       5.900% per annum

AMORTIZATION:                                 300

ARD DATE:                                     January 1, 2013

MATURITY DATE:                                January 1, 2028

MATURITY/ARD BALANCE:                         $23,924,040

INTEREST CALCULATION:                         Actual/360

CALL PROTECTION:                              Lockout/defeasance until the date
                                              that is four months prior to the
                                              maturity date.

LOAN PER SF (1):                              $196

UP-FRONT RESERVES:                            None

ONGOING RESERVES:                             Tax and Insurance Reserve    Yes

                                              Replacement Reserve          $1,572/Mo.

                                              Rollover Reserve(2)          Yes

LOCKBOX:                                      Springing


                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                       Single Asset

PROPERTY TYPE:                                Office

PROPERTY SUB-TYPE:                            Suburban

LOCATION:                                     El Segundo, CA

YEAR BUILT:                                   1964/2000

SQUARE FOOTAGE:                               157,225

OCCUPANCY AT U/W (3):                         100%

OWNERSHIP INTEREST:                           Fee


                                                        % OF
                                                        TOTAL      LEASE
MAJOR TENANTS(S):                               NRSF    NRSF     EXPIRATION
-----------------                               ----    ----     ----------
Boeing Satellite Systems                       81,418   51.8%    12/31/2007
Hughes Electronic Corp. dba Direct TV          75,807   48.2%    12/31/2005

PROPERTY MANAGEMENT:                          The Krausz Companies

U/W NET CASH FLOW:                            $3,008,572

U/W DSCR:                                     1.27x

APPRAISED VALUE:                              $39,540,000

CUT-OFF DATE LTV (1):                         78.1%

MATURITY LTV:                                 60.5%

(1)  Based on an April 2003 Cut-off Date principal balance.

(2) Borrower will make monthly deposits in the amount of $20,000 into an interest bearing rollover reserve to fund potential tenant improvements and leasing commission obligations until a cap of $950,000 is achieved, subject to replenishment requirements. Additionally, if either of the two tenants gives notice of its intent to not renew its lease or fails to timely renew its lease, all net operating income from the 2300 Imperial Property is to be paid to lender for deposit in the rollover reserve. During such a cash flow sweep period, the requirement for monthly deposits and the cap amount shall be suspended. Such a cash flow sweep shall be continued until the demised premises that was the subject of the non-renewal is re-let and occupied. Upon a discontinuance of the cash flow sweep, all amounts than held in such reserve account in excess of the $950,000 cap shall be released to borrowers and the monthly deposits and cap shall be reinstated.

(3)  Occupancy at U/W is based on the 11/22/2002 rent roll.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                             2300 IMPERIAL BUILDING

                             ADDITIONAL INFORMATION

o The subject property consists of an eight-story, 157,225 SF Class A office building located in El Segundo, California, approximately three miles from the Los Angeles Airport. The building is 100% occupied by two tenants:
     Boeing Satellite Systems, Inc. ($33.00/sf; 51.8% NRA; lease exp. 12/31/07;
     Moodys: A2; S&P: A+; Fitch: A+); and Hughes Electronic Corporation ($35.22/sf; 48.2% NRA; lease exp. 12/31/05; S&P: B+).

o The building, constructed in 1964, was extensively renovated in 2000-2001 with a new exterior and roof, structural steel fireproofing, and major mechanical, electrical, and plumbing systems upgrades. In addition, a new two-level parking garage was constructed and a heliport was added on the upper level of the roof. Tenant improvements totaled $18.9 MM with $9.9MM ($63/SF) paid by the tenants.

o The South Bay market tenant base consists of leaders in aerospace/defense, healthcare, technology, telecommunications, and financial services including Unocal, Boeing, Toyota, Hughes, Hewlett Packard, NCR, and Sun Microsystems. Major employers in the subject's immediate area include Boeing, Raytheon, Northrop Grumman Corporation, Aerospace Corporation, Mattel, Inc., Xerox Corporation, Hughes Electronics, and Chevron USA, Inc. All of these major corporations are located within a six-block radius of the subject.

o F. Ron Krausz, the sponsor of the loan, runs the financing, acquisitions, and day to day operations of The Krausz Companies, Inc., a firm his father founded in 1966. The Krausz's have developed over 4MM SF of commercial real estate including regional shopping centers, industrial/warehouse projects, and Class A office buildings. The company is headquartered in San Francisco with offices in Los Angeles, Napa, and Phoenix. The Krausz Companies manages the subject property along with 15 other properties valued at over $450 MM.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                             2300 IMPERIAL BUILDING

--------------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE

                                                                                   % OF TOTAL BASE   CUMULATIVE % OF
           # OF LEASES     AVERAGE BASE RENT    % OF TOTAL SF     CUMULATIVE %     RENTAL REVENUES     TOTAL RENTAL
 YEAR        ROLLING        PER SF ROLLING         ROLLING        OF SF ROLLING        ROLLING       REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------
 2005          1              $35.22               48.22%            48.22%            49.84%             49.84%
--------------------------------------------------------------------------------------------------------------------
 2007          1              $33.00               51.78%           100.00%            50.16%            100.00%


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                              800 JEFFERSON STREET

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):           $29,906,469

FIRST PAYMENT DATE:                           February 1, 2003

MORTGAGE INTEREST RATE:                       5.800% per annum

AMORTIZATION:                                 360 Months

MATURITY DATE:                                January 1, 2013

MATURITY/ARD BALANCE:                         $25,290,890

INTEREST CALCULATION:                         Actual/360

CALL PROTECTION:                              Lockout/defeasance until the date
                                              that is two months prior to the
                                              maturity date.

LOAN PER UNIT (1):                            $207,684

UP-FRONT RESERVES:                            Escrow and Security(2)   $2,161

ONGOING RESERVES:                             Tax and Insurance Escrow  Yes

                                              Replacement Reserve   $2,400/Mo.

LOCKBOX:                                      Hard

MEZZANINE(3):                                 Yes


                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                       Single Asset

PROPERTY TYPE:                                Multifamily

PROPERTY SUB-TYPE:                            Conventional

LOCATION:                                     Hoboken, NJ

YEAR BUILT/RENOVATED:                         2000/2002

UNITS:                                        144

OCCUPANCY AT U/W (4):                         100%

OWNERSHIP INTEREST:                           Fee

PROPERTY MANAGEMENT:                          S & S Building Corp.

U/W NET CASH FLOW:                            $2,590,687

U/W DSCR:                                     1.23x

APPRAISED VALUE:                              $37,500,000

CUT-OFF DATE LTV (1):                         79.8%

MATURITY LTV:                                 67.4%

(1)  Based on an April 2003 Cut-off Date principal balance.

(2) A reserve of $110,231 was required at closing for the payment of outstanding tax liens relating to one of the indemnitors. The outstanding tax liens have been satisfied, and the remaining balance in the reserve is $2,161.

(3) $750,000 B-Note Mortgage Loan originated by Key Bank and immediately assigned at closing to CBA-Mezzanine Capital Finance, LLC under the standard CBA-Mezzanine program.

(4)  Occupancy at U/W is based on the 12/20/2002 rent roll.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                              800 JEFFERSON STREET

                             ADDITIONAL INFORMATION

o 800 Jefferson Street is a 144-unit multifamily complex located in Hoboken, New Jersey.

o The subject property consists of two six and one-half story buildings, which are connected on each floor, and surrounded by a landscaped interior courtyard. The residential apartments are located on the five floors above a two-story parking garage, which is situated one-half story below street elevation. Phase I (55 units) was constructed in 2000 and Phase II (89 units) was completed in 2002. The subject has a total of 144 units.

o The subject has contemporary interior finishes, which are superior to comparables in the market. Amenities include hardwood flooring, stone backsplashes a granite island/breakfast counter in the kitchen, stainless steel kitchen appliances, and a full size stacked clothes washer and dryer. The buildings are fully sprinklered and have fire alarms and smoke detectors throughout the complex.

o The population of Hoboken increased by 16% from 1990 to 2000 with an projected increase of an additional 6% by 2006. Hoboken has become a desired residential location for young professionals due to its proximiity to Manhattan, the accessibility to light rail and the PATH trains, and relatively low housing costs.

o The subject is located in the Northwest Redevelopment Area in west-central Hoboken, situated approximately eight blocks west of Washington Street, the town's main commercial corridor, and approximately twelve blocks west of the Hudson River. Vacancy for multifamily properties in the northern New Jersey market for the 4th Qtr 2002 was 3%.

o Sanford Weiss and Stephen Biegel are the indemnitors for the loan. Mr. Weiss has over 20 years of real estate experience in the Hoboken Market and has been instrumental in the development, management, and disposition of luxury apartments and condominiums. He has constructed or renovated 9 mid to high-rise buildings consisting of approximately 400 units. Mr. Stephen Biegal received his real estate broker's license in 1990 and in 1996, formed S&S Building Corp. with Mr. Weiss.

o S&S Building Corp. manages 167 units including the subject property and will be increasing their portfolio with an additional 326 units currently under construction. The subject has an on-site superintendent with approximately 20 years experience who is responsible for the on-site maintenance of the building. Leasing is done out of the corporate office located in Hoboken. The management company and its affiliates have approximately 12 employees.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                          MICHIGAN EQUITIES U PORTFOLIO

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):           $27,760,205

FIRST PAYMENT DATE:                           March 11, 2003

MORTGAGE INTEREST RATE:                       6.580% per annum

AMORTIZATION:                                 360 Months

MATURITY DATE:                                February 11, 2013

MATURITY/ARD BALANCE:                         $23,979,558

INTEREST CALCULATION:                         Actual/360

CALL PROTECTION:                              Lockout/defeasance until the date
                                              that is two months prior to the
                                              maturity date.

LOAN PER SF (1):                              $82

UP-FRONT RESERVES:                            Engineering Reserve     $32,371

                                              Rollover Reserve        $119,912

ONGOING RESERVES:                             Tax and Insurance Reserve  Yes

                                              Replacement Reserve     $4,389/Mo.


                                              Rollover Reserve(2)        Yes

                                              Buyout Reserve(3)          Yes

LOCKBOX:                                      Modified

MEZZANINE(4):                                 Yes


                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                       Portfolio

PROPERTY TYPE:                                Office

PROPERTY SUB-TYPE:                            Suburban

LOCATION:                                     Lansing, MI

YEAR BUILT/RENOVATED:                         Various

SQUARE FOOTAGE:                               340,065

OCCUPANCY AT U/W (4):                         87%

OWNERSHIP INTEREST:                           Fee

                                                    % OF
                                                    TOTAL        LEASE
MAJOR TENANT(S):                            NRSF     NRSF      EXPIRATION
----------------                            ----     ----      ----------
Innovative IT Solutions                    24,983    7.3%      12/31/2006
TechSmith Corporation                      21,204    6.2%      9/30/2007
Jackson National Life                      19,292    5.7%      1/31/2008

PROPERTY MANAGEMENT:                          Michigan Equities Property
                                              Management, LLC

U/W NET CASH FLOW:                            $2,716,703

U/W DSCR:                                     1.28x

APPRAISED VALUE:                              $35,200,000

CUT-OFF DATE LTV (1):                         78.9%

MATURITY/ARD LTV:                             68.1%

(1)  Based on an April 2003 Cut-off Date.

(2) The TI/LC reserve was established to fund the borrower's costs relating to tenant improvements and leasing commissions at the subject mortgaged real property. The borrower is required to deposit $37,250 per month for the first 36 months of the loan into the TI/LC reserve. Thereafter, the borrower is required to deposit $27,257 into the TI/LC reserve. The TI/LC reserve is capped at $720,000.

(3) The buyout reserve is funded monthly by sweeps of net cash flow from the subject mortgaged real property until the ultimate beneficial interest of L/M Associates LLC in the borrower is transferred or redeemed in accordance with the loan documents.

(4) $1,760,000 B-Note Mortgage Loan originated by Column Financial, Inc. and immediately assigned at closing to CBA-Mezzanine Capital Finance, LLC under the standard CBA-Mezzanine program.

(5)  Occupancy at U/W is based on the October 28, 2002 rent roll.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                          MICHIGAN EQUITIES U PORTFOLIO

                             ADDITIONAL INFORMATION

o The subject portfolio is comprised of 25 buildings that include 24 office buildings & 1 retail building containing a total of 340,065 SF located in Lansing, Michigan approximately 45 miles west of Detroit.

o The subject buildings were constructed from 1986 to 1999 and range in size from 3,543 SF to 28,440 SF. The retail building contains 17,752 SF and the office buildings contain a total of 322,313 SF. The buildings are located in the East and West submarkets of Lansing. Fourteen office buildings are located in University Commerce Park, nine office buildings are located in The Woodlands Office Park, one office building is located at 139 Lake Lansing Road, and the retail property is located at 914 Charlevoix Drive.

o The overall occupancy level of the portfolio is 87%. The retail building is 91% occupied by 8 tenants while the 24 office buildings are 87% occupied by approximately 83 tenants. The largest tenant for the subject is Innovative IT Solutions with 24,983 SF ($16.10/sf ; 7.3% NRA; lease exp. 12/31/06). A leader in developing database systems for state insurance regulators, Innovative IT Solutions offers a complete web-based system for carriers and broker/dealers to manage producer data, speed licensing and appointment processing, and to automate compliance.

o Other major tenants at subject properties include TechSmith ($17.15/sf; 6.2% NRA, lease exp. 9/30/07) and Jackson National Life ($15.50/sf; 5.7% NRA, lease exp. 1/31/08). Since its incorporation in 1987, TechSmith has become the world's number one provider of screen capture and screen recording software for office professionals. Jackson National Life, is one of the largest life insurance and financial services organizations in the United States. JNL currently has more than $51 billion in assets and is the industry leader in the areas of fixed, indexed, and variable annuities, as well as term and permanent life insurance.

o All subject properties are either located on, or have immediate access to, Interstate-96, Interstate-69, or other major thoroughfares that circle or bisect Lansing.

o The Lansing MSA is located in central Michigan and is the state capital and home of Michigan State University, both major employers for the area. The MSA's 2001 population was 448,257 with an average household income of $53,357.

o The Borrower, MEIP Borrower U LLC, is controlled by Dorian Lange, a real estate owner, investor and developer with over 20 years of experience. Mr. Lange is the guarantor and has a net worth of $31.86 MM with liquidity of $1.01 MM. Currently, Mr. Lange's company, Lange Limited, LLC, owns a portfolio of 41 properties containing 630,000 SF.

o Michigan Equities Property Management, LLC, the property manager, is a borrower related entity. The firm has over 10 years of experience and manages over 1 MM SF of commercial space.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                          MICHIGAN EQUITIES U PORTFOLIO

--------------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE

                                                                                   % OF TOTAL BASE   CUMULATIVE % OF
           # OF LEASES     AVERAGE BASE RENT    % OF TOTAL SF     CUMULATIVE %     RENTAL REVENUES     TOTAL RENTAL
 YEAR        ROLLING        PER SF ROLLING         ROLLING        OF SF ROLLING        ROLLING       REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------
 MTM           1              $11.69               1.92%             1.92%              1.67%            1.67%
--------------------------------------------------------------------------------------------------------------------
 2003          30             $14.31               19.13%            19.13%             20.46%           20.46%
--------------------------------------------------------------------------------------------------------------------
 2004          28             $15.71               25.10%            44.22%             29.47%           49.92%
--------------------------------------------------------------------------------------------------------------------
 2005          15             $16.03               11.84%            56.06%             14.18%           64.10%
--------------------------------------------------------------------------------------------------------------------
 2006          3              $15.98               8.13%             64.19%             9.71%            73.81%
--------------------------------------------------------------------------------------------------------------------
 2007          8              $15.87               12.86%            77.05%             15.26%           89.07%
--------------------------------------------------------------------------------------------------------------------
 2008          4              $15.12               8.19%             85.24%             9.26%            98.33%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                             THE CARL ZEISS BUILDING

                                LOAN INFORMATION

CUT-OFF DATE PRINCIPAL BALANCE (1):           $25,260,000

FIRST PAYMENT DATE:                           November 11, 2002

MORTGAGE INTEREST RATE:                       6.280% per annum

AMORTIZATION:                                 Interest Only

ARD DATE:                                     October 11, 2009

MATURITY DATE:                                October 11, 2032

MATURITY/ARD BALANCE:                         $25,260,000

INTEREST CALCULATION:                         Actual/360

CALL PROTECTION:                              Lockout/defeasance until the date
                                              that is four months prior to the
                                              ARD.

LOAN PER SF (1):                             $125

UPFRONT RESERVES:                            CZ Lease Rental Payment Fund(2)   $692,588

ONGOING RESERVES:                             Tax and Insurance Reserve(3)     Yes

                                              Replacement Reserve(4)           Yes

LOCKBOX:                                      Hard


                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:                       Single Asset

PROPERTY TYPE:                                Office

PROPERTY SUB-TYPE:                            Suburban

LOCATION:                                     Dublin, CA

YEAR BUILT/RENOVATED:                         1998/N/A

SQUARE FOOTAGE:                               201,620

OCCUPANCY (5):                                100%

OWNERSHIP INTEREST:                           Fee
                                                        % OF
                                                        TOTAL    LEASE
MAJOR TENANT(S):                             NRSF       NRSF     EXPIRATION
Carl Zeiss, Inc.                             201,620    100%     9/30/2019

PROPERTY MANAGEMENT:                          Falcon Dublin GP, LLC

U/W NET CASH FLOW:                            $2,660,676

U/W DSCR:                                     1.65x

APPRAISED VALUE:                              $37,000,000

CUT-OFF DATE LTV (1):                         68.3%

MATURITY/ARD LTV:                             68.3%

(1)  Based on an April 2003 Cut-off Date.

(2) The borrower was required, at closing, to make a deposit in the amount of $692,588.00 into the lease rental payment account. Provided no event of default has occurred under the loan documents, the funds in this account will be disbursed to borrower on a monthly basis, in equal installments of $30,112.52, commencing on November 11, 2002 and continuing until there are no funds remaining in the account. The escrowed amount is the difference in the current rental payments and the rental payments that commence on October 1, 2004.

(3) The borrower is not required to escrow monies for taxes or insurance premiums for so long as (i) no event of default has occurred and is continuing under the loan documents, (ii) the lease is in full force and effect and the tenant remains liable for taxes and insurance premiums for the property in accordance with the lease, (iii) the tenant has not defaulted in its obligations to pay the taxes and insurance premiums, and
     (iv) the borrower delivers to lender, at least thirty days prior to the expiration of any insurance policies to be obtained by the borrower, paid receipts or other proof evidencing the payment of the related insurance premiums and delivers to lender, at least fifteen days prior to the delinquency date of each annual installment of taxes, paid receipts or other proof evidencing the payment of such taxes. If the borrower fails to comply with the requirements in the preceding sentence, the lender, at its option, may impose the lender's standard escrow requirements for taxes and insurance premiums.

(4) The borrower is not required to make deposits into the replacement reserve for so long as (i) no event of default has occurred and is continuing under the loan documents, (ii) the lease is in full force and effect and the tenant thereunder remains liable for the payment of replacements, and (iii) the tenant has not defaulted in its obligation to pay for such replacements. If the borrower fails to comply with the requirements in the preceding sentence, the lender, at its option, may impose the lender's standard escrow requirements for replacements.

(5)  Occupancy at U/W is based on the August 31, 2002 rent roll.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                             THE CARL ZEISS BUILDING

                             ADDITIONAL INFORMATION

o The Carl Zeiss Building is a single-story 201,620 SF office/research/development building that was constructed in 1998. The property is located in Dublin, CA, approximately 35 miles east of San Francisco, CA and 25 miles southeast of Oakland, CA.

o Carl Zeiss, Inc. leases 100% of the subject at $12.96/sf NNN under a long-term lease expiring in 2019.

o The subject property is the headquarters for Zeiss Humphrey Systems, a division of Carl Zeiss, Inc. The building is utilized for the company's offices, research & development activities, light assembly, and warehousing/distribution functions. The company maintains the facility at its own expense under the terms of a triple net lease.

o Zeiss Humphrey Systems, the world leader in ophthalmic diagnostic instrumentation, manufactures products that are specifically designed and engineered to provide the eye-care profession with instrumentation to enhance the quality of patient care, increase practice efficiency, and improve diagnostic capabilities. The company was incorporated in 1971.

o While Zeiss Humphrey Systems occupies the subject, its parent, Carl Zeiss Stiftung, guarantees the lease. Carl Zeiss Stiftung was founded in the late 1800's in Germany and is a private company that is exceptionally strong financially as evidenced by total sales for the fiscal year ended September 30, 2002 of $4.2 billion, an increase of 15.9% from $3.6 billion) for the prior year.

o The subject is located in the Dublin office submarket of the San Francisco office market. Per the 3rd Q 2002 CB Richard Ellis office report, Dublin had a vacancy rate of 9.1%. Year-to-date absorption in Dublin is positive and only one building (109,000 SF) is currently under construction and it is 100% preleased to Cisco Systems.

o The Borrower is CZ Dublin Partners which includes several very high net-worth clients of Falcon Real Estate Investment Company, Ltd., a real estate advisory firm based in New York that specializes in underwriting real estate acquisitions and performing asset management functions on behalf of foreign investors.

o Falcon Real Estate Investment Company Ltd maintains operational control over the asset in accordance with an asset management agreement that was approved by and assigned to Credit Suisse First Boston. Falcon has a fiduciary responsibility to the Borrower as stipulated in the asset management agreement.


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                             THE CARL ZEISS BUILDING

--------------------------------------------------------------------------------------------------------------------
                                           LEASE ROLLOVER SCHEDULE

                                                                                   % OF TOTAL BASE   CUMULATIVE % OF
           # OF LEASES     AVERAGE BASE RENT    % OF TOTAL SF     CUMULATIVE %     RENTAL REVENUES     TOTAL RENTAL
 YEAR        ROLLING        PER SF ROLLING         ROLLING        OF SF ROLLING        ROLLING       REVENUES ROLLING
--------------------------------------------------------------------------------------------------------------------
 2019          1               $12.96              100.00%           100.00%           100.00%           100.00%
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------


                      [THIS PAGE INTENTIONALLY LEFT BLANK]


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSFB 2003-CK2         COLLATERAL AND STRUCTURAL TERM SHEET        MARCH 17, 2003
--------------------------------------------------------------------------------

                        REAL ESTATE DEBT CAPITAL MARKETS

CONTACT                               PHONE                       FAX                           E-MAIL
Ken Rivkin                            212.538.8737                212.743.4762                  ken.rivkin@csfb.com
Managing Director                                                                               -------------------

Barry Polen                           212.325.3295                212.325.9807                  barry.polen@csfb.com
Director                                                                                        --------------------

Chris Anderson                        212.325.3295                212.325.9807                  chris.anderson@csfb.com
Director                                                                                        -----------------------

Matt Borstein                         212.325.3295                212.743.4749                  matt.borstein@csfb.com
Vice President                                                                                  ----------------------

Derek Barcelona                       212.325.3295                212.325.8105                  derek.barcelona@csfb.com
Vice President                                                                                  ------------------------

Jason Fruchtman                       212.325.3295                212.325.8105                  jason.fruchtman@csfb.com
Associate                                                                                       ------------------------

Martin Gilligan                       212.325.3295                212.743.4618                  martin.gilligan@csfb.com
Associate                                                                                       ------------------------

                               STRUCTURED FINANCE

CONTACT                               PHONE                       FAX                           E-MAIL

Anand Gajjar                          212.538.6415                212.743.5530                  anand.gajjar@csfb.com
Managing Director                                                                               ---------------------

Jeffrey Altabef                       212.325.5584                212.743.5227                  jeffrey.altabef@csfb.com
Director                                                                                        ------------------------

Daniel Wolins                         212.538.6282                212.743.5556                  daniel.wolins@csfb.com
Vice President                                                                                  ----------------------

Goy Noonpakdee                        212.325.4139                212.743.4577                  goy.noonpakdee@csfb.com
Analyst                                                                                         -----------------------


--------------------------------------------------------------------------------
Under no circumstances shall the information presented herein constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification for an exemption from such registration under the securities laws of such jurisdiction. You have requested that Credit Suisse First Boston LLC, Goldman, Sachs & Co., and McDonald Investments Inc. (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. The attached information is being provided to you for informative purposes only in response to your specific request. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained herein has been compiled by the Underwriters from sources which the Underwriters believe to be reasonably reliable. However, the Underwriters make no representation or warranty as to the accuracy or completeness of such information and you must make your own determination as to whether the information is appropriate and responsive to your request. Any investment decision with respect to the securities described herein should be based solely on your own due diligence with respect to the securities and the mortgage loans referred to herein and only upon your review of the final prospectus and prospectus supplement for the securities. This information may not be delivered by you to any other person without the Underwriters' prior written consent. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. INFORMATION IN THIS MATERIAL REGARDING ANY ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN SUPERCEDES ALL PRIOR INFORMATION REGARDING SUCH ASSETS. ALL INFORMATION IN THIS TERM SHEET WHETHER REGARDING THE ASSETS BACKING ANY SECURITIES DISCUSSED HEREIN OR OTHERWISE WILL BE SUPERCEDED BY THE INFORMATION CONTAINED IN ANY FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT FOR ANY SECURITIES ACTUALLY SOLD TO YOU.
--------------------------------------------------------------------------------